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                                                                   EXHIBIT 10.14

                                                                  EXECUTION COPY

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                         MASTER LEASE AND DEED OF TRUST

                      THIS DOCUMENT SECURES FUTURE ADVANCES

                          Dated as of October 18, 1996


                                     between


                              SYMANTEC CORPORATION,
                                  as the Lessee

                                       and

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                 as the Lessor.

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This Master Lease and Deed of Trust is subject to a lien in favor of the Lenders under the Loan Agreement. This Master Lease and Deed of Trust has been executed in several counterparts. To the extent, if any, that this Master Lease and Deed of Trust constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Master Lease and Deed of Trust may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH as the Agent for the Lenders, on or following the signature page hereof.

This counterpart is not the original executed chattel paper counterpart.




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                                                                    MASTER LEASE


                         MASTER LEASE AND DEED OF TRUST

                      THIS DOCUMENT SECURES FUTURE ADVANCES

        THIS MASTER LEASE AND DEED OF TRUST (this "Master Lease"), dated as of October 18, 1996, between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation, as the Lessor (in such capacity, the "Lessor"), and SYMANTEC CORPORATION, a Delaware corporation, as Lessee (in such capacity, the "Lessee").

                              W I T N E S S E T H:

        WHEREAS, pursuant to a Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"), among the Lessee, the Lessor, the various financial institutions (the "Lenders") as are or may from time to time become Lenders under the Loan Agreement, and The Sumitomo Bank, Limited, San Francisco Branch, as Administrative Agent (in such capacity, the "Agent") for the Lenders, the Lenders and the Lessor have agreed to finance the Lessor's acquisition of each Property;

        WHEREAS, on each Acquisition Date, the Lessor will purchase from one or more third parties designated by the Lessee certain parcels of Land, together with the Improvements thereon, if any;

        WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, each Property; and

        WHEREAS, each Property will be subject to the terms of this Master
Lease;

        NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

        I.1. Definitions; Interpretation. Capitalized terms used but not otherwise defined in this Master Lease have the respective meanings specified in Appendix A to this Master Lease; and the rules of interpretation set forth in Appendix A to this Master Lease shall apply to this Master Lease.


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                                                                    MASTER LEASE

                                   ARTICLE II
                                  MASTER LEASE

        II.1. Acceptance and Lease of Property. Subject to the conditions set forth in the Participation Agreement, including without limitation the satisfaction or waiver of the conditions set forth in Article II thereof, the Lessor hereby agrees to accept pursuant to the terms of the Participation Agreement delivery on the Closing the Land together with Improvements thereon, if any, to be delivered by the seller thereof and simultaneously to demise and lease to the Lessee hereunder and under the Lease Supplement for the Lease Term, the Lessor's interest in such Land and in such Improvements together with any Improvements which thereafter may be constructed on such Land pursuant this Master Lease, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Lease Term, the Lessor's interest in such Land and in such Improvements together with any Improvements which thereafter may be constructed on such Land pursuant and this Master Lease.

        II.2. Acceptance Procedure. The Lessee hereby agrees that the execution and delivery by the Lessee on each Acquisition Date of an appropriately completed Lease Supplement in the form of Exhibit A hereto covering the Land and all Improvements thereon, if any, to be acquired by the Lessor on such Acquisition Date and all other Improvements which thereafter may be constructed thereon this Master Lease, shall, without further act, constitute the irrevocable acceptance by the Lessee of all of the Property which is the subject of such Lease Supplement for all purposes of this Master Lease and the other Operative Documents on the terms set forth therein and herein, and that such Property, together with any Improvements constructed on such Property pursuant to the this Master Lease, shall be deemed to be included in the leasehold estate of this Master Lease and shall be subject to the terms and conditions of this Master Lease as of the Acquisition Date.

        II.3. Lease Term. The Base Lease Term (the "Base Lease Term") of this Master Lease with respect to any Property shall (i) begin on the Acquisition Date, and (ii) shall end on the seventh (7th) anniversary of the Documentation Date, unless earlier terminated in accordance with the provisions of this Master Lease and the other Operative Documents.

        II.4. Title. Each Property is leased to the Lessee without any representation or warranty, express or implied, by the Lessor and subject to the rights of parties in possession, the existing



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                                                                    MASTER LEASE

state of title (including, without limitation, all Liens other than Lessor Liens) and all applicable Requirements of Law and Property Legal Requirements. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to any Property other than resulting from Lessor Liens.

                                   ARTICLE III
                                 PAYMENT OF RENT

        III.1.  Rent.

               (a) During the Lease Term, the Lessee shall pay Basic Rent on each Basic Rent Payment Date, on the date required under Section 20.1(k) in connection with the Lessee's exercise of the Remarketing Option and on any date on which this Master Lease shall terminate with respect to any or all Properties.

               (b) The Lessee's inability or failure to take possession of all or any portion of any Property when delivered by the Lessor, nor the Lessor's inability or failure to deliver all or any portions of this Property to the Lessee where attributable to any act or omission of the Lessee or any act or omission of the Lessor, or for any other reason whatsoever, shall delay or otherwise affect the Lessee's obligation to pay Rent for such Property in accordance with the terms of this Master Lease.

        III.2. Payment of Rent. Rent shall be paid absolutely net to the Lessor, so that this Master Lease shall yield to the Lessor the full amount thereof, without setoff, deduction or reduction.

        III.3. Supplemental Rent. The Lessee shall pay to the Lessor or the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the



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                                                                    MASTER LEASE

obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Master Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

        III.4. Method of Payment. Each payment of Rent shall be made by the Lessee to the Agent prior to 11:00 a.m., San Francisco, California time to the Agent's account specified on Schedule II to the Participation Agreement in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day. Payments received after 12:00 p.m., San Francisco time on the date due shall for the purpose of
Section 16.1 hereof be deemed received on such day; provided, however, that for the purposes of the second sentence of Section 3.3 hereof, such payments shall be deemed received on the next succeeding Business Day and, unless the Agent is otherwise able to invest or employ such funds on the date received, subject to interest at the Overdue Rate as provided in such Section 3.3.

                                   ARTICLE IV
                        QUIET ENJOYMENT; RIGHT TO INSPECT

        IV.1. Quiet Enjoyment. Subject to Sections 2.4 and 4.2, and subject to the rights of the Lessor contained in Article XV and the other terms of the Operative Documents to which the Lessee is a party, the Lessee shall peaceably and quietly have, hold and enjoy each Property for the Lease Term, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor (other than the Lessee) with respect to any matters arising from and after the applicable Acquisition Date. Such right of quiet enjoyment is independent of, and shall not affect the Lessor's rights otherwise to initiate legal action to enforce, the obligations of the Lessee under this Master Lease.

        IV.2. Right to Inspect. During the Lease Term, the Lessee shall upon reasonable notice from the Lessor (except that no notice shall be required if a Lease Event of Default has occurred and is continuing), permit the Lessor and its authorized representatives to inspect any Property subject to this Master Lease during normal business hours, provided that such



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                                                                    MASTER LEASE

inspections shall not unreasonably interfere with the Lessee's business operations at such Property.


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                                                                    MASTER LEASE

                                    ARTICLE V
                                 NET LEASE, ETC.



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                                                                    MASTER LEASE

        V.1. Net Lease. This Master Lease shall constitute a net lease. Any present or future law to the contrary notwithstanding, this Master Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of any Property or any part thereof, or the failure of any Property to comply with all Requirements of Law and Property Legal Requirements, including any inability to occupy or use any such Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of any Property or any part thereof;
(iii) any restriction, prevention or curtailment of or interference with any use of any Property or any part thereof including eviction; (iv) any defect in title to or rights to any Property or any Lien on such title or rights or on any Property (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor or any Participant; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, any Participant or any other Person, or any action taken with respect to this Master Lease by any trustee or receiver of the Lessee, the Lessor, any Participant or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor, any Participant, or any vendor, manufacturer, contractor of or for any Property;
(viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Master Lease (other than performance by Lessor of its obligations set forth in Section 2.1 hereof), of any other Operative Document or of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Master Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof;
(x) the impossibility or illegality of performance by the Lessee, the Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority; (xii) any restriction, prevention or curtailment of or interference with the construction on or any use of any Property or any part thereof; or
(xiii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The Lessee's agreement in the preceding sentence shall not affect any claim, action or right



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                                                                    MASTER LEASE

the Lessee may have against the Lessor or any Participant. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Documents and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Master Lease.

        V.2. No Termination or Abatement. The Lessee shall remain obligated under this Master Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Master Lease (except as provided herein), notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor or any Participant, or any action with respect to this Master Lease which may be taken by any trustee, receiver or liquidator of the Lessor or any Participant or by any court with respect to the Lessor or any Participant. The Lessee hereby waives all right (i) to terminate or surrender this Master Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. The Lessee shall remain obligated under this Master Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Master Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Master Lease.

                                   ARTICLE VI
                                    SUBLEASES

        VI.1. Subletting. Subject to Section 2.1(r) of the Participation Agreement, the Lessee may sublease any Property or any portion thereof to any Person; provided, however, that no sublease or other relinquishment of possession of any Property shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder and the Lessee shall remain directly and primarily liable under this Master Lease as to the Properties, or portion thereof, so sublet. Each sublease of any Property shall expressly be made subject to and subordinated to this Master Lease and to the rights of the Lessor hereunder.

                                   ARTICLE VII
                             LESSEE ACKNOWLEDGMENTS



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                                                                    MASTER LEASE

        VII.1. Condition of the Properties. THE LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR OR THE LENDERS AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR LIENS), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF REQUIREMENTS OF LAW AND PROPERTY LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF OR ON THE ACQUISITION DATE FOR SUCH PROPERTY. NONE OF THE LESSOR OR THE LENDERS HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF) AND NONE OF THE LESSOR OR THE LENDERS SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS) OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW OR PROPERTY LEGAL REQUIREMENT.

        VII.2. Risk of Loss. During the Lease Term the risk of loss of or decrease in the enjoyment and beneficial use of the Properties as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and the Lessor shall in no event be answerable or accountable therefor.

                                  ARTICLE VIII
                   POSSESSION AND USE OF THE PROPERTIES, ETC.

        VIII.1. Utility Charges. The Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Properties during the Lease Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee.

        VIII.2. Possession and Use of the Property. Each Property may be used in all lawful manners consistent with the business of the Lessee and otherwise as set forth in the applicable



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                                                                    MASTER LEASE

Appraisal. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties as contemplated by this Master Lease. The Lessee shall not commit or permit any waste of the Properties or any part thereof.

        VIII.3. Compliance with Requirements of Law, Property Legal Requirements and Insurance Requirements. Subject to the terms of Article XII relating to permitted contests, the Lessee, at its sole cost and expense, shall (a) comply in all material respects with all Requirements of Law (including all Hazardous Materials Laws), Property Legal Requirements and Insurance Requirements relating to the Properties, including the use, construction, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XX, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Properties, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Properties and for the use, operation, maintenance, repair and restoration of the Improvements. Notwithstanding the preceding sentence, the Lessee shall be deemed to be in compliance with all Hazardous Materials Laws for purposes of this Master Lease notwithstanding any Environmental Violation if the severity of such Environmental Violation is less than Federal, state or local standards requiring remediation or removal or, if such standards are exceeded, remediation or removal is proceeding in accordance with all applicable Hazardous Materials Laws.

        VIII.4. Assignment by Lessee. The Lessee may not assign this Master Lease or any of its rights or obligations hereunder in whole or in part to any Person, except that the Lessee may sublease any Property or portion thereof as permitted under Section 6.1.



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                                                                    MASTER LEASE

                                   ARTICLE IX
                         MAINTENANCE AND REPAIR; RETURN

        IX.1.  Maintenance and Repair; Return.

               (a) The Lessee, at its sole cost and expense, shall maintain each Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law, Property Legal Requirements and Insurance Requirements and in no event less than the standards applied by the Lessee in the operation and maintenance of other comparable properties owned or leased by the Lessee or its Affiliates.

               (b) The Lessor shall under no circumstances be required to build any improvements on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Master Lease (other than for Advances made in accordance with and pursuant to the terms of the Participation Agreement) or maintain any Property in any way. The Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of any Property or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Property Legal Requirement, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Lease Term.

               (c) The Lessee shall, upon the expiration or earlier termination of this Master Lease with respect to any Property (other than as a result of the Lessee's purchase of such Property from the Lessor as provided herein), vacate and surrender such Property to the Lessor in its then-current, "AS IS" condition, subject to the Lessee's obligations under Sections 8.3, 9.1(a), 10.1, 11.1, 14.1(e), 14.2 and 20.1.


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                                                                    MASTER LEASE

                                    ARTICLE X
                               MODIFICATIONS, ETC.

        X.1. Modifications, Substitutions and Replacements. During the Lease Term, the Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to any Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"); provided, however, that:

               (i) except for any Modification required to be made pursuant to a Requirement of Law or Property Legal Requirement (a "Required Modification"), no Modification shall adversely affect the value or useful life of such Property or any part thereof from that which existed immediately prior to such Modification;

                (ii) the Modification shall be done in a good and workmanlike manner;

               (iii) the Lessee shall comply in all material respects with all Requirements of Law (including all Hazardous Materials Laws), Property Legal Requirements and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy;

               (iv) subject to the terms of Article XII relating to permitted contests, the Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within sixty (60) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification;

                (v) such Modifications shall comply with Sections 8.3 and 9.1(a); and

               (vi) the Lessee shall be required to obtain the prior written approval of the Lessor, which approval shall not be unreasonably withheld, and which shall be deemed to have been given if no response from the Lessor to the request for consent is received by the Lessee within ten (10) days of the date of such request, with respect to any alterations that shall Materially affect any structural element of any Improvements.

All Modifications shall remain part of the realty and shall be subject to this Master Lease and title thereto shall immediately vest in the Lessor; provided, however, that Modifications that


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                                                                    MASTER LEASE

(x) are not Required Modifications, (y) were not financed by the Lessor and (z) are readily removable without impairing the value, utility or remaining useful life of the applicable Property, shall be the property of the Lessee and shall not be subject to this Master Lease. So long as no Lease Event of Default has occurred and is continuing, the Lessee may place upon the Properties any trade fixtures, machinery, equipment, inventory or other property belonging to the Lessee or third parties and may remove the same at any time during the Lease Term, subject, however, to the terms of Section 9.1(a); provided, however, that such trade fixtures, machinery, equipment, inventory or other property do not impair the value or useful life of the applicable Property; provided, further, however, that the Lessee shall keep and maintain at the Properties and shall not remove from the Properties any Equipment financed or otherwise paid for (directly or indirectly) by the Lessor or any Participant pursuant to the Participation Agreement.

        X.2. Notice to the Lessor. If the Lessee reasonably expects the cost of any Modification to any Property to exceed $250,000.00, the Lessee shall deliver to the Lessor a brief written narrative of the work to be performed in connection with such Modification prior to making such Modification.

                                   ARTICLE XI
                           WARRANT OF TITLE; EASEMENTS

        XI.1.  Warrant of Title.

               (a) The Lessee agrees that except as otherwise provided herein and subject to the terms of Article XII relating to permitted contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien (other than any Lessor Lien), defect, attachment, levy, title retention agreement or claim upon any Property or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Lessor or the Participants pursuant to the Loan Agreement or the other Operative Documents, other than Permitted Property Liens and Liens on machinery, equipment, general intangibles and other personal property not financed by the proceeds of the Loans or Lessor Amounts.

               (b) Nothing contained in this Master Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or

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                                                                    MASTER LEASE

        vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NONE OF THE LESSOR OR THE LENDERS IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR OR ANY LENDER IN AND TO ANY PROPERTY.

        XI.2. Grants and Releases of Easements; Lessor's Waivers. Provided that no Lease Event of Default shall have occurred and be continuing and subject to the provisions of Articles VII, IX and X and Section 8.3 the Lessor hereby consents in each instance to the following actions by the Lessee, in the name and stead of the Lessor, but at the Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of any Property as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of any Property; and (c) the execution of amendments to any covenants and restrictions affecting any Property; provided, however, that in each case
(i) such grant, release, dedication, transfer or amendment does not materially impair the value or remaining useful life of the applicable Property, (ii) such grant, release, dedication, transfer or amendment that in the Lessee's judgment is reasonably necessary in connection with the use, maintenance, alteration or improvement of the applicable Property, (iii) such grant, release, dedication, transfer or amendment will not cause the applicable Property or any portion thereof to fail to comply with the provisions of this Master Lease or any other Operative Documents and all Property Legal Requirements (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements); (iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, annexation or amendment have been obtained, and all filings required prior to such action have been made; (v) the Lessee shall remain obligated under this Master Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interest in this Master Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer or amendment had not been effected and (vi) the Lessee shall pay and perform any obligations of the Lessor under such grant,


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                                                                    MASTER LEASE

release, dedication, transfer or amendment. The Lessor acknowledges the Lessee's right to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at the Properties other than Equipment, and Lessor agrees to execute Lessor waiver forms and release of Lessor's Liens in favor of any purchase money seller, lessor or lender which has financed or may finance in the future such items. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any Person permitted under this Section 11.2 including landlord waivers with respect to any of the foregoing. So long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted an irrevocable power of attorney (coupled with an interest) to execute the types of documents, instruments and agreement referred to in this Section 11.2. In addition, Lessor covenants to cooperate and to execute promptly any documents requested by Lessee under this Section 11.2.

                                   ARTICLE XII
                               PERMITTED CONTESTS

        XII.1. Permitted Contests in Respect of Applicable Law. If, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Law relating to any Property shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Law but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Lessor and the Agent, involve (A) any risk of criminal liability being imposed on the Lessor or any Lender or (B) any risk of (1) foreclosure, forfeiture or loss of such Property, or sale of any Property or any material part thereof, or nonpayment of Rent (2) civil liability being imposed on the Lessor, any Lender, or such Property, or (3) enjoinment of, or interference with, the use, possession or disposition of such Property in any material respect.

        The Lessor will not be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any

                                                                    MASTER LEASE

Applicable Law requires that such proceedings be brought by or in the name of the Lessor; and in that event the Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) the Lessee has not elected the Remarketing Option and (ii) the Lessee pays all related expenses and indemnifies the Lessor and the Participants with respect to such proceedings.

                                  ARTICLE XIII
                                    INSURANCE

        XIII.1.  Public Liability and Workers' Compensation Insurance.

               (a) During the Lease Term, the Lessee shall procure and carry, at the Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on the Properties and such other public liability coverages as are ordinarily procured by the Lessee or its Affiliates who own or operate similar properties, but in any case shall provide liability coverage of at least combined single limit for bodily injury or property damage, $5,000,000 per occurrence and aggregate. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by the Lessee or such Affiliates with respect to similar properties that they own and that are in accordance with normal industry practice. The policy shall be endorsed to name the Lessor as additional insured. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor may have in force.

               (b) The Lessee shall in the construction of any Modifications and the operation of the Properties, comply with the applicable workers' compensation laws.

        XIII.2. Hazard and Other Insurance. During the Lease Term, the Lessee shall keep, or cause to be kept, such Property insured against loss or damage by fire, and other risks on terms and in amounts that are no less favorable than insurance covering other similar properties owned by the Lessee or its Affiliates and that are in accordance with normal industry practices, but at least an amount sufficient to cover the replacement cost of the Improvements. During the construction of any Improvements the Lessee shall also maintain or cause to be maintained builders' risk insurance. All insurance proceeds in respect of any loss or

                                                                    MASTER LEASE

occurrence for which the proceeds related thereto are (i) less than or equal to $500,000.00, in the absence of the occurrence and continuance of an Event of Default, shall be adjusted by and paid to the Lessee for application toward the reconstruction, repair or refurbishment of the applicable Property and (ii) greater than $500,000.00, shall be adjusted by and held by the Lessor for application in accordance with Article XIV.

        XIII.3.  Insurance Coverage.

               (a) The Lessee shall furnish the Lessor and the Agent with certificates showing the insurance required under Sections 13.1 and 13.2 to be in effect and naming the Lessor as additional insured with respect to liability coverage (excluding worker's compensation insurance), naming the Lessor and the Lessee as their interests may appear with respect to property coverage and naming the Lessor as loss payee with respect to property coverage and showing the mortgagee endorsement required by Section 13.3(c) with respect to such coverage. All such insurance shall be at the cost and expense of the Lessee. Such certificates shall include a provision for no less than thirty (30) days' advance written notice by the insurer to the Lessor in the event of cancellation or reduction of such insurance.

               (b) The Lessee agrees that the insurance policy or policies required by Sections 13.2 shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Lessor and its rights under and interests in said policies shall not be invalidated or reduced by any act or omission (including breach of warranty) or negligence of the Lessee or any other Person having any interest in any Property other than the Lessor. The Lessee hereby waives any and all such rights against the Lessor to the extent of payments made under such policies.

               (c) All such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by the Lessee which is rated in Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) shall have a general policyholder rating of "A" and a financial rating of at least "VIII" or be otherwise

                                                                    MASTER LEASE

        acceptable to the Lessor. All insurance policies required by Section
        13.2 shall include a standard form mortgagee endorsement in favor of the Lessor.

               (d) The Lessor shall not carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIII except that the Lessor may, at the Lessor's expense, carry separate liability insurance so long as (i) the Lessee's insurance is designated as primary and in no event excess or contributory to any insurance the Lessor may have in force which would apply to a loss covered under the Lessee's policy and (ii) each such insurance policy will not cause the Lessee's insurance required under this Article XIII to be subject to a coinsurance exception of any kind.

               (e) The Lessee shall pay as they become due all premiums for the insurance required by Section 13.1 and Section 13.2, and shall renew or replace each policy prior to the expiration date thereof. Throughout the Lease Term, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Lessor and the Agent certificates of insurance evidencing that all insurance required by this Article XIII is being maintained by the Lessee and is in effect.

                                   ARTICLE XIV
                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

        XIV.1.  Casualty and Condemnation.

               (a) Subject to the provisions of this Article XIV, if all or a portion of any Property is damaged or destroyed in whole or in part by a Casualty or if the use, access, occupancy, easement rights or title to any Property or any part thereof, is the subject of a Condemnation, then

                      (i) in the case of a Casualty, (x) any insurance proceeds
               less than $500,000 payable with respect to such Casualty shall be paid directly to the Lessee, or if received by the Lessor, shall be paid over to such Lessee for the reconstruction, refurbishment and repair of such Property, and (y) any insurance proceeds in excess of $500,000 payable with respect to such Casualty shall be paid to the Lessor to be applied by disbursement to the Lessee to the restoration of such Property, and

                                                                    MASTER LEASE

                      (ii) in the case of a Condemnation (that is not a
               Significant Condemnation) of any part of any Land (not including the applicable Improvements), any award or compensation relating thereto shall be paid to the Lessee and in the case of a Significant Condemnation such award or compensation shall be paid to the Lessor to be applied in the Lessee's reasonable discretion to the restoration of such Property or toward the payment of the applicable Lease Balance;

        provided, however, that, in each case, if a Lease Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to the Lessor or, if received by the Lessee, shall be held in trust for the Lessor and the Lenders, and shall be paid over by the Lessee to the Lessor to be distributed in accordance with the Article VII of the Participation Agreement. All amounts held by the Lessor, or the Lenders when a Lease Event of Default exists hereunder on account of any award, compensation or insurance proceeds either paid directly to the Lessor or the Lenders or turned over to the Lessor or the Lenders shall at the option of the Lessor either be (i) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with clause (d) of this Section 14.1, or (ii) applied to the purchase price of the related Property on the Termination Date with respect to such Property in accordance with Article XV, with any Excess Casualty/Condemnation Proceeds being payable to the Lessee.

               (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor and the Lenders shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Master Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

               (c) If the Lessor or the Lessee shall receive notice of a Casualty or of an actual, pending or threatened Condemnation of any Property or any interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Lenders promptly after the receipt of such notice.

                                                                    MASTER LEASE

               (d) If pursuant to this Section 14.1 and Section 15.1 this Master Lease shall continue in full force and effect following a Casualty or Condemnation with respect to any Property, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore such Property in accordance with this clause (d), or is not covered by insurance as in the case of Casualty caused by earthquake, the Lessee shall pay the shortfall), promptly and diligently repair any damage to such Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 9.1 and 10.1 (as modified to give effect to any subsequent Modifications, any Condemnation affecting such Property and all applicable Property Legal Requirements) so as to restore such Property to at least the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation with such Modification as the Lessee may elect in accordance with Section 10.1. In such event, title to such Property shall remain with the Lessor subject to the terms of this Master Lease. Upon completion of such restoration, the Lessee shall furnish the Lessor an architect's certificate of substantial completion and a Responsible Employee's Certificate confirming that such restoration has been completed pursuant to this Master Lease.

               (e) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to Articles XVIII and XXI.

               (f) Any Excess Casualty/Condemnation Proceeds received by the Lessor or the Lenders in respect of a Casualty or Condemnation shall be turned over to the Lessee.

        XIV.2. Environmental Matters. Promptly upon the Lessee's knowledge of the existence of an Environmental Violation with respect to any Property, the Lessee shall notify the Lessor in writing of such Environmental Violation. If the Lessor elects not to terminate this Master Lease with respect to such Property pursuant to Section 15.1, at the Lessee's sole cost and expense, the Lessee shall promptly and diligently commence any response, clean up, remedial or other action necessary to remove, clean up or remediate the Environmental Violation in accordance with the terms of Section 8.3 (including the last sentence thereof). The Lessee shall, upon completion of remedial action by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental

                                                                    MASTER LEASE

Violation and the actions taken by the Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Hazardous Materials Laws. Each such Environmental Violation shall be remedied prior to the Expiration Date unless each Property with respect to which an Environmental Violation has occurred but has not been remedied has been purchased by the Lessee in accordance with Section 18.1 or 18.2. Nothing in this Article XIV shall reduce or limit the Lessee's obligations under Sections 13.1, 13.2 or 13.3 of the Participation Agreement.

        XIV.3. Notice of Environmental Matters. Promptly, but in any event within sixty (60) Business Days from the date the Lessee has actual knowledge thereof, the Lessee shall provide to the Lessor written notice of any pending or threatened claim, action or proceeding involving any Hazardous Materials Laws or any Release on or in connection with any Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within sixty (60) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Violation in connection with any Property. The Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by the Lessor or the Lenders. In the event that the Lessor receives written notice of any pending or threatened claim, action or proceeding involving any Hazardous Materials Laws or any Release on or in connection with any Property, the Lessor shall promptly give notice thereof to the Lessee.

                                   ARTICLE XV
                              TERMINATION OF LEASE

        XV.1. Partial Termination upon Certain Events. If any of the following occurs with respect to any Property:

                (i) a Significant Condemnation occurs; or

                (ii) an Environmental Violation occurs or is discovered the cost of remediation of which would exceed $5,000,000;

and the Lessor shall have given written notice (a "Termination Notice") to the Lessee that, as a consequence of such event, (x) the Lease Supplement relating to such Property is to be terminated and (y) this Master Lease is to be terminated with

                                                                    MASTER LEASE

respect to such Property, then the Lessee shall be obligated to purchase the Lessor's interest in such affected Property on or prior to the next occurring Basic Rent Payment Date by paying the Lessor an amount equal to the Property Balance for such affected Property.

        XV.2. Termination Procedures. On the date of the payment by the Lessee of the Property Balance, or the Lease Balance, as the case may be, with respect to any Property or all Properties, as the case may be, in accordance with
Section 15.1 (such date, the "Termination Date"), the Lease Supplement relating to each such affected Property shall terminate and this Master Lease shall terminate with respect to each such Property and, concurrent with the Lessor's receipt of such payment,

               (a) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense a special warranty deed with respect to each such Property, a bill of sale with respect to the Equipment located on each such Property and an assignment of the Lessor's entire interest in each such Property (which shall include an assignment of all of the Lessor's right, title and interest in and to any Net Proceeds with respect to each such Property not previously received by the Lessor), in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Lessor Mortgage and any Lessor Liens attributable to the Lessor;

               (b) each such Property shall be conveyed to the Lessee (or to the Lessee's designee) "AS IS" and in its then present physical condition; and

               (c) in the case of a termination pursuant to clause (i) or (ii) of Section 15.1(a), the Lessor shall convey to the Lessee any Net Proceeds with respect to the Casualty or Condemnation giving rise to the termination of this Master Lease with respect to such Property theretofore received by the Lessor or at the request of the Lessee, such amounts shall be applied against sums due hereunder.

                                                                    MASTER LEASE

                                   ARTICLE XVI
                                EVENTS OF DEFAULT

        XVI.1. Lease Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default":

               (a) the Lessee shall fail to make payment of (i) any Basic Rent within five (5) days after the same has become due and payable, or (ii) any Property Balance, Purchase Option Price, Loan Balance or Lease Balance, including, without limitation, amounts due pursuant to Sections 15.1, 15.2, 18.1, 18.2, or 20.1;

               (b) the Lessee shall fail to make payment of any Supplemental Rent due and payable within five (5) days after receipt of notice thereof;

                (c) the Lessee shall fail to maintain insurance as required by
        Article XIII of this Master Lease;

               (d) the Lessee shall fail to deposit with the Collateral Agent, within the time set forth in Section 6.1 of the Participation Agreement, the Deficiency Collateral;

                (e) the Lessee shall not be in compliance with Section 10.1(f)(i), (ii) or (iii) of the Participation Agreement;

               (f) the Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Lease or the Operative Documents to which it is party other than those described in Section 20.1(a), (b), (c), (d) or (e) hereof, and such failure shall have continued for thirty (30) days after the earlier of (i) delivery to the Lessee of written notice thereof from the Lessor or (ii) a Responsible Employee of the Lessee shall have knowledge of such failure; provided further, that failure by the Lessee to fully comply with the requirements of Section 20.1 hereof shall not be subject to any cure period; provided, however, that no Event of Default shall be deemed to have occurred under this subsection until one hundred twenty (120) days has elapsed so long as throughout such time, the Lessee is diligently pursuing a cure for such breach (to the extent such breach may be cured);

                                                                    MASTER LEASE

               (g) any representation or warranty made by the Lessee in any of the Operative Documents to which it is a party shall prove to have been Materially inaccurate at the time made, and if such inaccuracy can be cured, it shall not have been cured within thirty (30) days after the earlier of (i) delivery to the Lessee of written notice thereof from the Lessor or (ii) a Responsible Employee of the Lessee shall have knowledge of such inaccuracy; provided, however, that no Event of Default shall be deemed to have occurred under this subsection until one hundred twenty
        (120) days has elapsed so long as throughout such time, the Lessee is diligently pursuing a cure for such breach (to the extent such breach may be cured);

               (h) the Lessee shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for the Lessee or the whole or a substantial part of its property within sixty (60) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof;

               (i) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against the Lessee and not dismissed within ninety (90) days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of the Lessee a receiver of the Lessee or the whole or a substantial part of any of its property and such order or decree shall not be vacated or set aside within ninety (90) days from the date of the entry thereof;

               (j) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any

                                                                    MASTER LEASE

        member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $5,000,000;

               (k) any judgments or orders for the payment of money, in any case not covered by insurance, individually or in the aggregate in excess of $5,000,000 shall be rendered against the Lessee, and such judgment or order shall continue unsatisfied and unstayed (pursuant to laws, rules or court orders) for a period of thirty (30) days;

               (l) an event of default, as defined in any agreement, mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Lessee with respect to any Property, whether such indebtedness now exists or shall hereafter be created, shall happen and such indebtedness individually or in the aggregate shall exceed $5,000,000 and shall be due and payable prior to its stated maturity;

               (m) any Lien granted under any Operative Document shall, in whole or in part, terminate, cease to be effective against, or cease to be the legal, valid, binding and enforceable obligation of, the Lessee;

               (n) the Lessee shall directly or indirectly contest the validity of any Operative Document in any manner in any court of competent jurisdiction or any lien granted by any Operative Document; or

               (o) a Loan Agreement Event of Default, a Guaranty Event of Default or a Construction Agency Agreement Event of Default shall have occurred and be continuing.

        XVI.2. Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter, the Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as the Lessor in its sole discretion shall determine,

                                                                    MASTER LEASE

without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default (including, without limitation, the obligation of the Lessee to purchase the Properties as set forth in Section 18.2:

               (a) The Lessor may, by notice to the Lessee, rescind or terminate this Master Lease as to any Property or all of the Properties as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of any Property (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Master Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Master Lease for a continuing Lease Event of Default and
        (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Properties shall be valid unless the same be made in writing and executed by the Lessor;

               (b) The Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return any Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VII and IX and Section 8.3 hereof as if such Property were being returned at the end of the Lease Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of any Property, and to the extent and in the manner permitted by Applicable Law, enter upon such Property and take immediate possession of (to the exclusion of the Lessee) such Property or any part thereof and expel or remove the Lessee and any other Person who may be occupying such Property, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for all costs and expenses incurred by the Lessor and/or the Lenders in connection with any reletting, including, without limitation, reasonable brokers' fees and all costs of any alterations or repairs made by the Lessor;

               (c) The Lessor may (i) sell all or any part of any Property at public sale free and clear of any rights of the

                                                                    MASTER LEASE

        Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds (except that Excess Proceeds are payable to and shall be paid to the Lessee) with respect thereto (except to the extent required by clause (ii) below if the Lessor shall elect to exercise its rights thereunder) in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) or (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Basic Rent Payment Date, the Basic Rent Payment Date next preceding the date of such sale)), an amount equal to (A) the excess, if any, of (1) the Lease Balance calculated as of such Basic Rent Payment Date (including all Rent due and unpaid to and including such Basic Rent Payment Date and), over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by the Lessor incident to such conveyance, including, without limitation, repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Basic Rent Payment Date until the date of payment;

               (d) The Lessor may, at its option, elect not to terminate this Master Lease with respect to any Property or all of the Properties and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Master Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of any Property by the Lessee or re-entry of same by the Lessor, the Lessor may, in its sole and absolute discretion, elect not to terminate this Master Lease and may make the necessary repairs in order to relet such Property, and relet such Property or any part thereof for such term or terms (which may be for a long term extending beyond the Lease Term of this Master Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its

                                                                    MASTER LEASE

        reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by the Lessor from such reletting shall be applied to the Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as the Lessor may elect in the Lessor's sole and absolute discretion. If such rentals received from such reletting during any period are less than the Rent with respect to such Property to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the next Basic Rent Payment Date;

               (e) Unless all of the Properties have been sold in their entirety, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under clause
        (b), (c) or (d) of this Section 16.2 with respect to any Properties or any portions thereof, demand, by written notice to the Lessee specifying a date (a "Termination Date") not earlier than twenty (20) days after the date of such notice, that the Lessee purchase, on such Termination Date, all unsold Properties and all unsold portions of Properties in accordance with the provisions of Article XXI and Section 18.2;

               (f) The Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term;

               (g) The Lessor may retain and apply against the Lease Balance all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Master Lease;

               (h) If a Lease Event of Default shall have occurred and be continuing, the Lessor, to the extent permitted by Applicable Law, as a matter of right and with notice to the Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of any Property, and the Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of

                                                                    MASTER LEASE

        the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Lessor in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of such Property unless such receivership is sooner terminated;

               (i) To the maximum extent permitted by law, the Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of any Property or any interest therein;

               (j) The Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect the Lessor's right to realize upon or enforce any other security now or hereafter held by the Lessor, it being agreed that the Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by the Lessor in such order and manner as the Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor. In no event shall the Lessor, in the exercise of the remedies provided in this instrument (including, without limitation, in connection with the assignment of rents to Lessor, or the appointment of a receiver and the entry of such receiver onto all or any part of the Properties), be deemed a "mortgagee in possession," and the Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

If, pursuant to the exercise by the Lessor of its remedies pursuant to this
Section 16.2, the Lease Balance and all other amounts due and owing from the Lessee under this Master Lease and

                                                                    MASTER LEASE

the other Operative Documents have been paid in full, then the Lessor shall remit to the Lessee any excess amounts received by the Lessor.

               (k) Foreclosure; Power of Sale. Lessee hereby grants to First American Title Guaranty Company, as trustee (together with all successor trustees, the "Trustee"), IN TRUST, WITH POWER OF SALE, all of Lessee's right, title and interest in and to the Properties and, upon the occurrence of a Lease Event of Default, Lessor shall have the power and authority, after proper notice and lapse of such time as may be required by law, to cause Trustee to sell any Property or the Properties by notifying Trustee of that election and depositing with Trustee this instrument and receipts and evidence of expenditures made and secured hereby as Trustee may reasonably require. Upon receipt of any such notice from Lessor, Trustee shall cause to be recorded, published and delivered to Lessee such Notice of Default and Election to Sell as is then required by applicable statutory authority and by this instrument, which notice shall set forth, among other things, the nature of the breach(es) or default(s), the action(s) required to effect a cure thereof and the time period within which that cure may be effected. If no cure is effected within the statutory time limits following recordation of the Notice of Default and Election to Sell and after Notice of Sale has been given as required by the above-referenced statutes, Trustee may without further notice or demand sell and convey any Property or the Properties in accordance with the above-referenced statutes. Each Property may be sold as a whole or in separate lots, parcels or items and in such order as Lessor may direct, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser(s) a good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any Person, including Lessee, Trustee or Lessor, may purchase at any sale. After deducting all costs, fees and expenses of Lessor and Trustee, including costs of evidence of title in connection with any sale, Lessor shall apply the proceeds of sale, in the following order of priority, to payment of the following (collectively, the "Obligations"): (i) first, all amounts expended by or for the account of Lessor under the terms hereof and not then repaid, with accrued interest at the Overdue Rate; and (ii) second, all other amounts then due and owing hereunder including, without limitation, all Basic Rent, Supplemental Rent, the full amount of the Lease

                                                                    MASTER LEASE

        Balance as of the date of sale as if this Lease had been terminated with respect to all of the Properties then subject to this Lease under
        Section 18.1, and all other amounts then payable by Lessee under this Lease and the other Operative Documents, with Lessor having the right to apply the proceeds of sale to the amounts described above in this clause
        (ii) in such order, proportion and priority as Lessor may elect in its sole and absolute discretion. To the extent permitted by applicable statutes, Trustee may postpone the sale of all or any portion of any Property or the Properties by public announcement at the time and place of sale, and from time to time thereafter may again postpone that sale by public announcement or subsequently noticed sale, and without further notice may make such sale at the time fixed at the last postponement or may, in its discretion, give a new notice of sale. A sale of less than all of any Property or the Properties or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all of the Obligations have been satisfied or all the Properties have been sold, without defect or irregularity. No action of Lessor or Trustee based upon the provisions contained herein or contained in the applicable statutes, including, without limitation, the giving of the Notice of Default and Election to Sell or the Notice of Sale, shall constitute an election of remedies which would preclude Lessor from pursuing judicial foreclosure before a completed sale pursuant to the power of sale contained herein. Lessor shall have the right, with the irrevocable consent of Lessee hereby given and evidenced by the execution of this instrument, to obtain appointment of a receiver by any court of competent jurisdiction without further notice to Lessee, which receiver shall be authorized and empowered to enter upon and take possession of any Property or the Properties, including all personal property used upon or in connection with the real property herein conveyed, to let any Property or the Properties, to receive all the rents, issues and profits, if any, which may be due or become due in respect to the leasing of any Property or the Properties to another party ("Property Rents"), and apply the Property Rents after payment of all necessary charges and expenses to reduction of the Obligations in such order, proportion and priority as Lessor may elect. At the option of Lessor, the receiver shall accomplish entry and taking possession of any Property or the Properties by actual entry and possession or by notice to Lessee. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by Lessor for the purpose of protecting the

                                                                    MASTER LEASE

        value of any Property or the Properties as security for the Obligations. The amounts evidenced by receiver's certificates shall bear interest at the Overdue Rate and may be added to the Obligations if the Lessee or a junior lienholder purchases any Property or the Properties at the trustee's sale. Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days' prior written notice to Lessor. Regardless of whether Trustee resigns, Lessor may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if Lessor, in its sole and absolute discretion, so elects, and if permitted by law, Lessor may substitute such successors or successors by recording, in the office of the recorder of the county or counties where such Property is located, a document executed by Lessor and containing the name of the original Lessee and Lessor hereunder, the book and page where this instrument (or a memorandum hereof) is recorded (and/or instrument number, as applicable) and the name of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to the rights, powers and duties hereunder. It is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY LESSEE UNDER THIS INSTRUMENT.

        Notwithstanding any of the foregoing, the Lessor acknowledges that upon the occurrence and continuance of a Lease Event of Default solely under clause
(e) of Section 16.1, the Lessor's remedies for such default shall be limited to recovery of the Loan Balance by liquidation of the Additional Collateral or through other appropriate means.

        XVI.3. Waiver of Certain Rights. If this Master Lease shall be terminated pursuant to Section 16.2, the Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this
Article XVI.

                                                                    MASTER LEASE

                                  ARTICLE XVII
                             LESSOR'S RIGHT TO CURE

        XVII.1. The Lessor's Right to Cure the Lessee's Lease Defaults. The Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by Article XIII, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon any Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor as Supplemental Rent.


                                  ARTICLE XVIII
                               PURCHASE PROVISIONS

        XVIII.1. Purchase of All or Some of the Properties. Subject to the conditions contained herein, and without limitation of the Lessee's purchase obligation pursuant to Section 18.2, the Lessee shall have the irrevocable option on any Business Day to purchase all or some of the Properties subject to this Master Lease at a price equal to the Lease Balance for such Properties on the date of such purchase relating to such Property. The Lessee's exercise of its option pursuant to this Section 18.1 shall be subject to the following conditions:

               (i) the Lessee shall have delivered a Purchase Notice to the Lessor not less than thirty (30) days prior to such purchase, specifying the date of such purchase, which date shall be a Basic Rent Payment Date;

               (ii) the Lessee shall not have given notice of its intention to exercise the Remarketing Option.

If the Lessee exercises its option pursuant to this Section 18.1 then, upon the Lessor's receipt of all amounts due in connection therewith, including Break Costs, if any, the Lessor shall transfer to the Lessee or its designee all of the Lessor's right, title and interest in and to the applicable Properties in accordance with the procedures set forth in Section 21.1(a), such transfer to be effective as of the date specified in the Purchase

                                                                    MASTER LEASE

Notice. The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Master Lease, including, without limitation, the obligation to pay the Lessor the Lease Balance on such Expiration Date.

        XVIII.2. Expiration Date Purchase Obligation. Unless (a) the Lessee shall have properly exercised its option pursuant to Section 18.1 and purchased the Properties pursuant thereto, or (b) the Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the conditions of clauses
(a) through (l) of Section 20.1 hereof and the Lessor shall have sold its interest in all of the Properties pursuant thereto, then, subject to the terms, conditions and provisions set forth in this Article, and in accordance with the terms of Section 21.1(a), the Lessee shall purchase from the Lessor, and the Lessor shall convey to the Lessee, on the Expiration Date all of the Lessor's interest in all of the Properties for an amount equal to the Lease Balance. The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Master Lease, including, without limitation, the obligation to pay the Lessor the Lease Balance on such Expiration Date.

                                   ARTICLE XIX
                                  RENEWAL TERMS

        XIX.1. Renewal. Prior to the final Expiration Date, the parties hereto may agree to renew this Master Lease for one or more additional terms upon terms and conditions to be mutually agreed upon; provided, however, that nothing herein shall be construed as a commitment by either party to renew this Master Lease beyond the Expiration Date.

                                                                    MASTER LEASE

                                   ARTICLE XX
                               REMARKETING OPTION

        XX.1. Option to Remarket. Subject to the fulfillment of each of the conditions set forth in this Section 20.1, the Lessee shall have the option (the "Remarketing Option") to market and complete the sale of all of the Properties for the Lessor.

        The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as to each of the Properties as of the dates set forth below.

               (a) Not later than one hundred and eighty (180) days prior to the Expiration Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable. Failure by the Lessee to give timely notice shall be deemed to be an election by the Lessee, without further act thereby, of its Purchase Option for all of the Properties.

               (b) Not later than one hundred and twenty (120) days prior to the Expiration Date, the Lessee shall deliver to the Lessor an Environmental Audit for each of the Properties. Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessor in the Lessor's reasonable discretion and shall contain conclusions reasonably satisfactory to the Lessor as to the environmental status of the Properties. If any such Environmental Audit indicates any exceptions, the Lessee shall have also delivered prior to the Expiration Date a Phase Two environmental assessment by such environmental consultant and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance with Applicable Law.

               (c) The Lessee shall have completed all Modifications, restoration and rebuilding of the affected Properties pursuant to Sections 10.1 and 14.1 (as the case may be) and shall have fulfilled all of the conditions and requirements in connection therewith pursuant to said Sections, in each case prior to the date on which the Lessor receives the Lessee's notice of the Lessee's intention to exercise the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid the cost of all Modifications commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to
        Section 12.1 from complying with any Applicable Law that involved the

                                                                    MASTER LEASE

        extension of the ultimate imposition of such Applicable Law beyond the Expiration of the Term. Any Permitted Property Liens (other than Lessor Liens) on any Property that were contested by the Lessee shall have been removed.

               (d) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use its best efforts to sell the Lessor's interest in the Properties and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value. The Lessee will be responsible for hiring brokers and making the Properties available for inspection by prospective purchasers. The Lessee shall promptly upon request permit inspection of any Property and any maintenance records relating to any Property by the Lessor, any Participant and any potential purchasers, and shall otherwise do all things necessary to sell and deliver possession of the Properties to any purchaser. All such marketing of the Properties shall be at the Lessee's sole expense. The Lessee shall allow the Lessor and any potential qualified purchaser reasonable access to the Properties for the purpose of inspecting the same.

               (e) The Lessee shall procure bids from one or more bona fide prospective purchasers and shall deliver to the Lessor and the Participants not less than ninety (90) days prior to the Expiration Date a binding written unconditional (except as set forth below), irrevocable offer by such purchaser or purchasers offering the highest bid to purchase the Properties. No such purchaser shall be the Lessee or any Subsidiary or Affiliate of the Lessee. The written offer must specify the Expiration Date as the closing date unless the Lessor and the Participants shall otherwise agree in their sole discretion.

               (f) The Lessee shall submit all bids to the Lessor and the Participants, and the Lessor will have the right to submit any one or more bids. Any sale by the Lessee shall be for the highest cash bid submitted to the Lessor. The determination of the highest bid shall be made by the Lessor prior to the end of the Marketing Period, but in any event, the Lessor shall have no obligation to approve any bid for any Property unless each highest bid plus an amount that may be paid by the Lessee in its sole and absolute discretion (in addition to its obligations under Section 20.1(i)), together with such bid, equals or exceeds the Property Balance. All bids shall be on an all-cash basis unless the Lessor and the Participants shall otherwise agree in their sole discretion.

                                                                    MASTER LEASE

               (g) The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of each of the Properties. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens. Any agreement as to such sale shall be made subject to the Lessor's rights hereunder.

               (h) As between the Lessor and the Lessee the Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Properties, whether incurred by the Lessor or the Lessee, including without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the Lessor's reasonable attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees,recording fees, and all applicable documentary and other transfer taxes.

               (i) The Lessee shall pay to the Lessor on or prior to the Expiration Date (or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Loan Balance plus all accrued and unpaid Rent (including Supplemental Rent, if any) and all other amounts hereunder which have accrued or will accrue prior to or as of the Expiration Date, in the type of funds specified in Section 3.4 hereof.

               (j) The Lessee shall pay to the Lessor on or prior to the Expiration Date the amounts, if any, required to be paid pursuant to
        Section 13.2 of the Participation Agreement.

               (k) The purchase of all of the Properties shall be consummated on the Expiration Date and the gross proceeds (the "Gross Remarketing Proceeds") of the sale of the Properties (less any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Lessor; provided, however, that if the sum of (x) the Gross Remarketing Proceeds from such sale plus (y) the Loan Balance received by the Lessor exceeds the Lease Balance as of such date, then the excess shall be paid to the Lessee on the Expiration Date.

        If the Lessee effectively elects the Remarketing Option and no sale of any Property is consummated prior to the end of the Marketing Period, Lessee may exercise its purchase option pursuant to Section 18.2 or Lessee shall, in addition to making the payment required pursuant to Section 20.1(i) above, at its own cost and expense, do each of the following:

               (i) execute and deliver to Lessor and the Lessor's title insurance company an affidavit as to the absence of any Liens (other than Permitted Liens of the type described in clause (i), (viii) or
        (x)), and shall execute and deliver to the Lessor a statement of termination of this Master Lease to the extent relating to such Property;

               (ii) on the Expiration Date, transfer possession of such Property to the Lessor or any Person designated by the Lessor, by surrendering the same into the possession of the Lessor or such Person, as the case may be, in the condition required by this Section 20.1 and in compliance with Applicable Law; and

               (iii) for a period of up to one year after the Expiration Date, cooperate reasonably with the Lessor and/or any Person designated by the Lessor to receive such Property, which cooperation shall include reasonable efforts with respect to the following, all of which the Lessee shall do on or before the Expiration Date for such Property or as soon thereafter as is reasonably practicable: providing copies of all books and records regarding the maintenance and ownership of such Property and all know-how, data and technical information relating thereto, providing a current copy of the applicable Plans and Specifications, granting or assigning all assignable licenses necessary for the operation and maintenance of such Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease.

        Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of any Property.

        If one or more of the foregoing provisions shall not be fulfilled as of the date set forth above with respect to any Property, then the Lessor shall declare by written notice to the Lessee the Remarketing Option to be null and void (whether or not it has been theretofore exercised by the Lessee) as to all of the Properties, in which event all of the Lessee's rights under this Section
20.1 shall immediately terminate and the Lessee shall be obligated to purchase all of the Properties pursuant to Section 18.2 on the Expiration Date.

                                                                    MASTER LEASE

        XX.2. Certain Obligations Continue. During the Marketing Period, the obligation of the Lessee to pay Rent with respect to each Property (including the installment of Rent due on the Expiration Date) shall continue undiminished until payment in full of the Loan Balance and all other amounts due to the Lessor with respect to the Properties under the Operative Documents to which the Lessee is a party. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XX.

                                   ARTICLE XXI
                 PROCEDURES RELATING TO PURCHASE OR REMARKETING

        XXI.1. Provisions Relating to the Exercise of Purchase Option or Obligation and Conveyance Upon Remarketing and Conveyance Upon Certain Other Events.

               (a) In connection with any termination of this Master Lease with respect to any Property pursuant to the terms of Article XV, in connection with any purchase or in connection with the Lessee's purchase of any Property in accordance with Section 18.1 or in connection with the Lessee's Expiration Date Purchase Obligation or obligations under
        Section 16.2(e), then, upon the date on which this Master Lease is to terminate with respect to the applicable Property and upon the payment of all amounts due under Section 5.1 of the Construction Agency Agreement, as applicable, and upon tender by the Lessee of the amounts set forth in Article XV, Sections 16.2(e), 18.1 or 18.2, as applicable:

                      (i) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense a grant deed with respect to such Property or Properties containing representations and warranties of grantor to the Lessee regarding Lessor Liens, a bill of sale with respect to the Equipment located on such Property or Properties and an assignment of the Lessor's entire interest in such Property or Properties (which shall include an assignment of all of the Lessor's right, title and interest in and to any Net Proceeds with respect to such Property or Properties not previously received by the Lessor and an assignment of leases of the Properties), in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Lessor Deed of Trust and any Lessor Liens;

                      (ii) such Property or Properties shall be conveyed to the
               Lessee "AS IS" and in its then present physical condition; and

                      (iii) the Lessor shall execute and deliver to Lessee and
               the Lessee's title insurance company an affidavit as to the Lessor's title and Lessor Liens and shall execute and deliver to Lessee a statement of termination of this Master Lease.

               (b) If the Lessee properly exercises the Remarketing Option, then the Lessee shall, on the Expiration Date, and at its own cost, transfer possession of all of the Properties to the independent purchaser(s) thereof, in each case by surrendering the same into the possession of the Lessor or such purchaser(s), as the case may be, free and clear of all Liens other than Lessor Liens and the lien of the Lessor Mortgage, in good condition (as modified by Modifications permitted by this Master Lease), ordinary wear and tear excepted, and in compliance with Applicable Law. The Lessee shall, on and within a reasonable time before and up to one year after the Expiration Date, cooperate reasonably with the Lessor and the independent purchaser(s) of the Properties in order to facilitate the purchase by such purchaser(s) of the Properties, which cooperation shall include the following, all of which the Lessee shall do on or before the Expiration Date or as soon thereafter as is reasonably practicable: providing copies of all books and records regarding the maintenance and ownership of the Properties and all know-how, data and technical information relating thereto, providing a current copy of the Plans and Specifications for each Property, granting or assigning all licenses necessary for the operation and maintenance of each Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease.

                                                                    MASTER LEASE

                                  ARTICLE XXII
                              ESTOPPEL CERTIFICATES

        XXII.1. Estoppel Certificates. At any time and from time to time upon not less than ten (10) Business Days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such request, the "Certifying Party") shall furnish to the Requesting Party a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Master Lease is in full force and effect (or that this Master Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Master Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this Article XXII may be relied upon by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                  ARTICLE XXIII
                             ACCEPTANCE OF SURRENDER

        XXIII.1. Acceptance of Surrender. No surrender to the Lessor of this Master Lease or of all or any of the Properties or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the payment or performance of all obligations under the Loan Agreement and termination of the Commitments, the Lenders, and no act by the Lessor or the Lenders or any representative or agent of the Lessor or the Lenders, other than a written acceptance, shall constitute an acceptance of any such surrender.

                                                                    MASTER LEASE

                                  ARTICLE XXIV
                               NO MERGER OF TITLE

        XXIV.1. No Merger of Title. There shall be no merger of this Master Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Master Lease or the leasehold estate created hereby or any interest in this Master Lease or such leasehold estate, (b) the fee or groundleasehold estate in any Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in the Lessor.

                                   ARTICLE XXV
                              INTENT OF THE PARTIES

        XXV.1. Ownership of the Properties. (a) The parties hereto intend that
(i) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and the lessor of the Properties and the Lessee will be treated as the lessee of the Properties and (ii) for all other purposes, including federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes, (A) this Lease will be treated as a financing arrangement, (B) the Lessor and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Lessor Amount and the outstanding principal amount of the Loans and (C) the Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to an owner of properties like the Properties for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that neither the Lessor nor any of the Lenders has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

        (b) It is the intent of the parties hereto that this Lease grants a security interest and mortgage, as the case may be, on the Properties to the Lessor to secure Lessee's performance under and payment of all amounts under this Lease and the other Operative Documents.

                                                                    MASTER LEASE

                                  ARTICLE XXVI
                                  MISCELLANEOUS

        XXVI.1. Survival; Severability; Etc. Anything contained in this Master Lease to the contrary notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Master Lease shall survive such expiration or earlier termination for a period of one year except as to indemnification which shall continue to survive; provided that any such right shall be exercised within 54 years from the date hereof. If any term or provision of this Master Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Master Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Master Lease, including any right or option described in
Article XIV, XV, XVIII or XX, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgement and delivery of this Master Lease.

        XXVI.2. Amendments and Modifications. Subject to the requirements, restrictions and conditions set forth in the Participation Agreement, neither this Master Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee.

        XXVI.3. No Waiver. No failure by the Lessor or the Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Master Lease, and this Master Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                                                    MASTER LEASE

        XXVI.4. Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of, Section
14.3 of the Participation Agreement.

        XXVI.5. Successors and Assigns. All the terms and provisions of this Master Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        XXVI.6. Headings and Table of Contents. The headings and table of contents in this Master Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        XXVI.7. Counterparts. This Master Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

        XXVI.8. GOVERNING LAW. THIS MASTER LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

        XXVI.9. Limitations on Recourse. The parties hereto agree that except as specifically set forth in this Lease or in any other Operative Document, Lessor shall have no personal liability whatsoever to the Lessee or its respective successors and assigns for any claim based on or in respect of this Master Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby and the recourse shall be solely had against the Lessor's interest in the Property; provided, however, that Lessor shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) breach of any of its representations, warranties or covenants under the Operative Documents, or
(c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding sentence: (i) Lessor shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of Lessor to the Lessee are solely nonrecourse obligations except to the extent that it has received payment from others; and (iii) all such personal liability of Lessor is expressly waived and released as a condition of, and as

                                                                    MASTER LEASE

consideration for, the execution and delivery of the Operative Documents by Lessor.

        XXVI.10. Original Lease. The single executed original of this Master Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt thereof of The Sumitomo Bank, Limited, San Francisco Branch, as Agent for the Lenders therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Master Lease (the "Original Executed Counterpart"). To the extent that this Master Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Master Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

                                                                    MASTER LEASE

        IN WITNESS WHEREOF, the parties have caused this Master Lease be duly executed and delivered as of the date first above written.


                                            SYMANTEC CORPORATION,
                                               as Lessee


                                       By  _____________________________________
                                      Name:
                                     Title:

                                                                    MASTER LEASE


                                            SUMITOMO BANK LEASING AND
                                              FINANCE, INC., as Lessor


                                       By  _____________________________________
                                      Name:
                                     Title:

                                                                    MASTER LEASE

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.


                                             THE SUMITOMO BANK, LIMITED,
                                               SAN FRANCISCO, as Agent
                                               for the Lenders



                                             By_________________________________
                                               Name:
                                               Title:

                                                                    MASTER LEASE

                                TABLE OF CONTENTS

Section                                                                    Page
-------                                                                    ----
                                    ARTICLE I
                                   DEFINITIONS

   1.1.  Definitions; Interpretation......................................     1

                                   ARTICLE II
                                  MASTER LEASE

   2.1.  Acceptance and Lease of Property.................................     2
   2.2.  Acceptance Procedure.............................................     2
   2.3.  Lease Term.......................................................     2
   2.4.  Title............................................................     2

                                   ARTICLE III
                                 PAYMENT OF RENT

   3.1.  Rent.............................................................     3
   3.2.  Payment of Rent..................................................     3
   3.3.  Supplemental Rent................................................     3
   3.4.  Method of Payment................................................     4

                                   ARTICLE IV
                        QUIET ENJOYMENT; RIGHT TO INSPECT

   4.1.  Quiet Enjoyment..................................................     4
   4.2.  Right to Inspect.................................................     4

                                    ARTICLE V
                                 NET LEASE, ETC.

   5.1.  Net Lease........................................................     5
   5.2.  No Termination or Abatement......................................     6

                                   ARTICLE VI
                                    SUBLEASES

   6.1.  Subletting.......................................................     6

                                   ARTICLE VII
                             LESSEE ACKNOWLEDGMENTS

   7.1.  Condition of the Properties......................................     7
   7.2.  Risk of Loss.....................................................     7

                                TABLE OF CONTENTS

                                   (continued)

Section                                                                    Page
-------                                                                    ----

                                  ARTICLE VIII
                   POSSESSION AND USE OF THE PROPERTIES, ETC.

   8.1.  Utility Charges..................................................     7
   8.2.  Possession and Use of the Property...............................     8
   8.3.  Compliance with Requirements of Law, Property Legal
            Requirements and Insurance Requirements.......................     8
   8.4.  Assignment by Lessee.............................................     8

                                   ARTICLE IX
                         MAINTENANCE AND REPAIR; RETURN

   9.1.  Maintenance and Repair; Return...................................     8

                                    ARTICLE X
                               MODIFICATIONS, ETC.

  10.1.  Modifications, Substitutions and Replacements....................     9
  10.2.  Notice to the Lessor.............................................    11

                                   ARTICLE XI
                           WARRANT OF TITLE; EASEMENTS

  11.1.  Warrant of Title.................................................    11
  11.2.  Grants and Releases of Easements; Lessor's Waivers...............    11

                                   ARTICLE XII
                               PERMITTED CONTESTS

  12.1.  Permitted Contests in Respect of Applicable Law..................    13

                                  ARTICLE XIII
                                    INSURANCE

  13.1.  Public Liability and Workers' Compensation Insurance.............    13
  13.2.  Hazard and Other Insurance.......................................    14
  13.3.  Insurance Coverage...............................................    14

                                   ARTICLE XIV
                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

  14.1.  Casualty and Condemnation........................................    16
  14.2.  Environmental Matters............................................    18
  14.3.  Notice of Environmental Matters..................................    18

                                TABLE OF CONTENTS

                                   (continued)

Section                                                                    Page
-------                                                                    ----
                                   ARTICLE XV
                              TERMINATION OF LEASE

  15.1.  Partial Termination upon Certain Events..........................    19
  15.2.  Termination Procedures...........................................    19

                                   ARTICLE XVI
                                EVENTS OF DEFAULT

  16.1.  Lease Events of Default..........................................    20
  16.2.  Remedies.........................................................    23
  16.3.  Waiver of Certain Rights.........................................    30
  17.1.  The Lessor's Right to Cure the Lessee's Lease Defaults...........    30

                                  ARTICLE XVIII
                               PURCHASE PROVISIONS

  18.1.  Purchase of All or Some of the Properties........................    31
  18.2.  Expiration Date Purchase Obligation..............................    31

                                   ARTICLE XIX
                                  RENEWAL TERMS

  19.1.  Renewal..........................................................    32

                                   ARTICLE XX
                               REMARKETING OPTION

  20.1.  Option to Remarket...............................................    32
  20.2.  Certain Obligations Continue.....................................    36

                                   ARTICLE XXI
                 PROCEDURES RELATING TO PURCHASE OR REMARKETING

  21.1.  Provisions Relating to the Exercise of Purchase Option
            or Obligation and Conveyance Upon Remarketing
            and Conveyance Upon Certain Other Events......................    37

                                  ARTICLE XXII
                              ESTOPPEL CERTIFICATES

  22.1.  Estoppel Certificates..............................................  38

                                  ARTICLE XXIII
                             ACCEPTANCE OF SURRENDER

                                TABLE OF CONTENTS

                                   (continued)

Section                                                                    Page
-------                                                                    ----
  23.1.  Acceptance of Surrender...........................................   39

                                  ARTICLE XXIV
                               NO MERGER OF TITLE

  24.1.  No Merger of Title................................................   39

                                   ARTICLE XXV
                              INTENT OF THE PARTIES

  25.1.  Ownership of the Properties.......................................   39

                                  ARTICLE XXVI
                                  MISCELLANEOUS

  26.1.  Survival; Severability; Etc.......................................   40
  26.2.  Amendments and Modifications......................................   41
  26.3.  No Waiver.........................................................   41
  26.4.  Notices...........................................................   41
  26.5.  Successors and Assigns............................................   41
  26.6.  Headings and Table of Contents....................................   41
  26.7.  Counterparts......................................................   41
  26.8.  GOVERNING LAW.....................................................   41
  26.9.  Limitations on Recourse...........................................   42
  26.10. Original Lease....................................................   42

EXHIBIT A    Form of Lease Supplement

                                                                  EXECUTION COPY


This instrument prepared by,
recording requested by,
and when recorded return to:

MAYER, BROWN & PLATT
1675 Broadway
New York, New York  10019
Attention:  Michael Sloyer, Esq.


                           LEASE SUPPLEMENT NO. 1 AND
                      MEMORANDUM OF LEASE AND DEED OF TRUST

                          dated as of October 18, 1996

                                      among

                              SYMANTEC CORPORATION,
                                 as the Lessee,

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                 as the Lessor,

                                       and

                     FIRST AMERICAN TITLE INSURANCE COMPANY,
                                   as Trustee


                              Location of Premises:
                              County of Santa Clara
                               State of California

         THIS LEASE SUPPLEMENT NO. 1 AND MEMORANDUM OF LEASE AND DEED OF TRUST (this "Memorandum") dated as of October 18, 1996, among SYMANTEC CORPORATION, a Delaware corporation, having a principal office at 10101 Torre Avenue, Cupertino, California 95014, as the Lessee and as Mortgagor (the "Lessee"), SUMITOMO BANK LEASING AND FINANCE, INC., as the Lessor (the "Lessor"), having an address at 277 Park Avenue, New York, New York 10172, and FIRST AMERICAN TITLE INSURANCE COMPANY (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Lessor is the owner in fee simple of the land described on Exhibit A-1 attached hereto and all Improvements thereon described in Exhibit A-2 attached hereto (together, the "Property");

         WHEREAS, the Lessor wishes to lease the Property to the Lessee and the Lessee wishes to lease the Property from the Lessor;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to enter into this Memorandum, as follows:

         I. Certain Terms. Capitalized terms used but not otherwise defined in this Memorandum have the meanings specified in Appendix A to the Master Lease and Security Agreement dated as of October 18, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Lease"), between the Lessee and the Lessor; and the rules of interpretation specified in Appendix A to the Lease shall apply to this Memorandum.

         2. Property. Attached hereto as Exhibit A is the description of the Property. Effective upon the execution and delivery of this Memorandum by the Lessor and the Lessee, the Property shall be subject to the terms and provisions of the Lease. Subject to the terms and conditions of the Lease, the Lessor hereby leases the Property to the Lessee for the Term (as defined below) of this Memorandum, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease the Property from the Lessor for the Term. For the purposes of this Lease Supplement No. 1, the lease of the Exhibit A-1 Land and Exhibit A-2 Improvements shall be considered separate Leases but one Property for the purposes of the Master Lease.

         3. Lease Term. The term of this Memorandum (the "Term") shall begin on the date hereof and shall end on October 18, 2003 unless the Term with respect to the Property is renewed or earlier terminated in accordance with the provisions of the Lease or the other Operative Documents. For and in consideration of good and valuable consideration paid by the Lessee to the Lessor as described in the Lease, the Lessor hereby grants to the Lessee the right to purchase the Property or to market and sell the Property during the Term of this Memorandum on the terms set forth in the Lease.

         4. Ownership of the Property. (a) The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and the lessor of the Properties and the Lessee will be treated as the lessee of the Properties and (ii) for all other purposes, including federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes, (A) the Lease will be treated as a financing arrangement, (B) the Lessor and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Lessor Amount and the outstanding principal amount of the Loans, which loans are secured by the Properties and (C) the Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to an owner of properties like the Properties for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that neither the Lessor nor any of the Lenders has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

         (b) It is the intent of the parties hereto that the Lease grants a security interest and deed of trust or lien, as the case may be, on the Property for the benefit of the Lessor to secure the Lessee's performance under and payment of all amounts advanced by the Lessor for the acquisition of the Property (corresponding to the value of the Property as indicated on the Appraisal) under the Lease and the other Operative Documents, together with interest thereon, and all other amounts payable under the Operative Documents in connection therewith.

         (c) Specifically, without limiting the generality of subsection (b), the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee and the Lessor, or any enforcement or collection actions, the transactions evidenced by the Lease are loans made by the Lessor as unrelated third party lender to the Lessee secured by the Property (it being understood that the Lessee hereby mortgages, grants, bargains, sells, releases, confirms, conveys, assigns, transfers and sets over to the Trustee for the benefit of the Lessor, and grants a security interest in, the Property (consisting of a fee deed of trust with respect to all right, title and interest of the Lessee in and to the fee title to, and reversionary interest in, the Land and Improvements, if any, and a leasehold deed of trust on the Lessee's leasehold estate under the Lease), all to secure such loans, effective on the date hereof, to have and to hold such interests in the Property unto the Trustee for the benefit of the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void.

         As additional security for the Rent, the Lease Balance and all other sums owed to the Lessor by the Lessee under the Lease, the Lessee does hereby grant, bargain, sell, transfer and convey unto the Trustee, its successors in trust and assigns, IN TRUST, WITH POWER OF SALE, for the benefit of the Lessor, all of the Lessee's right, title and interest in and to the Property, including, without limitation, all buildings, structures and other improvements, and all fixtures and other property now or hereafter attached to or affixed to any such buildings, structures or other improvements, and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Property, all rents, additional rents, issues, income, revenues, distributions, royalties and profits now or in the future payable in respect of the Property, together with all of the right, power and authority of the Lessee to alter, modify or change the terms, conditions and provisions of the Lease and any other lease pertaining to the Property, to consent to any request made by a tenant or landlord pursuant thereto, or to surrender, cancel or terminate the same or to accept any surrender, cancellation or termination of the same, together with all of the options, rights, powers and privileges of the Lessee under any lease pertaining to the Property, whether heretofore or hereafter existing, including, without limitation, the rights and options to purchase the Property contained in Articles XVIII and XX of the Lease, and all present and future right, title and interest of the Lessee in and to (i) all refunds, tax abatement agreements, rebates, reserves, deferred payments, deposits, cost savings, awards and payments of any kind due from or payable by (a) any Governmental Authority, or (b) any insurance or utility company, in each case under clause (a) or (b) above in respect of the Property, and (ii) all refunds, rebates and payments of any kind due from or payable by any Governmental Authority for any taxes, assessments, or governmental or quasi-governmental charges or levies imposed upon the Lessee in respect of the Property, and all plans and specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Property or any construction on the Property, all proceeds (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including without limitation the proceeds of insurance and condemnation awards in respect of the Property or any portion thereof, all additional estates, rights and interests hereafter acquired by the Lessee in the Property, or any portion thereof, together with all proceeds of the conversion, whether voluntary or involuntary, of any of the Property into cash or other liquid claims, including without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of any casualty, any exercise of the right of eminent domain or deed in lieu thereof, any injury to the Property and any defect in title in the Property or other matter insured under any policy of title insurance, together with attorney's fees, costs and disbursements incurred by the Lessor in connection with the collection of such awards, payments and proceeds, and the Lessee further grants to the Lessor, pursuant to the California Uniform Commercial Code (the "UCC"), a security interest in all present and future right, title and interest of the Lessee in and to any portion of the foregoing property for which a security interest may be created under the UCC.

         To have and to hold the same whether now owned or held or hereafter acquired unto the Trustee, its successors-in-trust forever, IN TRUST, WITH POWER OF SALE, to secure to the Lessor the payment of the Rent, the Lease Balance and all other sums owing to the Lessor under the Lease and the performance and observance of the terms, covenants, warranties, conditions, agreements and obligations under the Lease. If the Lessee shall pay all sums due under the Lease when due according to the terms thereof and shall otherwise fully and properly perform and comply with all of the obligations, agreements, terms and conditions of the Lease, then this conveyance shall become null and void.

         In the event of the occurrence of an Event of Default, then the entire unpaid balance of all sums due under the Lease and the interest accrued thereon shall, at the option of the owner thereof and without notice, immediately become due and payable for all purposes, whether or not due according to the maturity date or dates thereof; and all other indebtedness, the payment of which is secured hereby, shall likewise become due and payable. The Trustee and the Lessor and each of them are authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property or any part thereof and to take possession of the Property and exercise without interference from the Lessee, any and all rights which the Lessee has with respect to the management, possession, operation, protection or preservation of the Property.

         Upon the occurrence of an Event of Default, Lessor shall have the power and authority, after proper notice and lapse of such time as may be required by law, to cause Trustee to sell the Property by notifying Trustee of that election and depositing with Trustee this instrument and receipts and evidence of expenditures made and secured hereby as Trustee may reasonably require. Upon receipt of any such notice from Lessor, Trustee shall cause to be recorded, published and delivered to Lessee such Notice of Default and Election to Sell as is then required by applicable statutory authority and by this instrument, which notice shall set forth, among other things, the nature of the breach(es) or default(s), the action(s) required to effect a cure thereof and the time period within which that cure may be effected. If no cure is effected within the statutory time limits following recordation of the Notice of Default and Election to Sell and after Notice of Sale has been given as required by the above-referenced statutes, Trustee may without further notice or demand sell and convey the Property in accordance with the above-referenced statutes. The Property may be sold as a whole or in separate lots, parcels or items and in such order as Lessor may direct, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser(s) a good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any Person, including Lessee, Trustee or Lessor, may purchase at any sale. After deducting all costs, fees and expenses of Lessor and Trustee, including costs of evidence of title in connection with any sale, Lessor shall apply the proceeds of sale, in the following order of priority, to payment of the following (collectively, the "Obligations"): (i) first, all amounts expended by or for the account of Lessor under the terms hereof and not then repaid, with accrued interest at the Overdue Rate; and (ii) second, all other amounts then due and owing hereunder including, without limitation, all Basic Rent, Supplemental Rent, the full amount of the Lease Balance as of the date of sale as if the Lease had been terminated with respect to all of the Properties then subject to the Lease under Section 18.1, and all other amounts then payable by Lessee under the Lease and the other Operative Documents, with Lessor having the right to apply the proceeds of sale to the amounts described above in this clause (ii) in such order, proportion and priority as Lessor may elect in its sole and absolute discretion. To the extent permitted by applicable statutes, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may again postpone that sale by public announcement or subsequently noticed sale, and without further notice may make such sale at the time fixed at the last postponement or may, in its discretion, give a new notice of sale. A sale of less than all of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all of the Obligations have been satisfied or the entire Property has been sold, without defect or irregularity. No action of Lessor or Trustee based upon the provisions contained herein or contained in the applicable statutes, including, without limitation, the giving of the Notice of Default and Election to Sell or the Notice of Sale, shall constitute an election of remedies which would preclude Lessor from pursuing judicial foreclosure before a completed sale pursuant to the power of sale contained herein. Lessor shall have the right, with the irrevocable consent of Lessee hereby given and evidenced by the execution of this instrument, to obtain appointment of a receiver by any court of competent jurisdiction without further notice to Lessee, which receiver shall be authorized and empowered to enter upon and take possession of the Property, including all personal property used upon or in connection with the real property herein conveyed, to let the Property, to receive all the rents, issues and profits, if any, which may be due or become due in respect to the leasing of the Property to another party ("Property Rents"), and apply the Property Rents after payment of all necessary charges and expenses to reduction of the Obligations in such order, proportion and priority as Lessor may elect. At the option of Lessor, the receiver shall accomplish entry and taking possession of the Property by actual entry and possession or by notice to Lessee. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by Lessor for the purpose of protecting the value of the Property as security for the Obligations. The amounts evidenced by receiver's certificates shall bear interest at the Overdue Rate and may be added to the Obligations if the Lessee or a junior lienholder purchases the Property at the trustee's sale. Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days' prior written notice to Lessor. Regardless of whether Trustee resigns, Lessor may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if Lessor, in its sole and absolute discretion, so elects, and if permitted by law, Lessor may substitute such successors or successors by recording, in the office of the recorder of the county or counties where the Property is located, a document executed by Lessor and containing the name of the original Lessee and Lessor hereunder, the book and page where this instrument (or a memorandum hereof) is recorded (and/or instrument number, as applicable) and the name of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to the rights, powers and duties hereunder. It is acknowledged that A
POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTY AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY LESSEE UNDER THIS INSTRUMENT.

         If (a) the Property shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Memorandum, the Lessor shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Obligations upon other property in the State in which the Property is located (whether or not such property is owned by Lessor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, the Lessor may, in its sole discretion, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Obligations (including the Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. The Lessee acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Lessor to extend the Advances, and the Lessor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. The Lessee further agrees that if the Lessor shall be prosecuting one or more foreclosure or other proceedings against a portion of the Property or against any collateral other than the Property, which collateral directly or indirectly secures the Obligations, or if the Lessor shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Property is located, the Lessor may commence or continue foreclosure proceedings and exercise its other remedies granted in this Memorandum against all or any part of the Property and the Lessor waives any objections to the commencement or continuation of a foreclosure of this Memorandum or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Memorandum or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Memorandum nor the exercise of any other rights hereunder nor the recovery of any judgment by the Lessor in any such proceedings shall prejudice, limit or preclude the Lessor's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Property is located) which directly or indirectly secures the Obligations, and the Lessor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Memorandum, and the Lessor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Memorandum on such basis.

         If the Lessor so elects, the Trustee may sell any personal property covered by this instrument at one or more separate sales in any manner permitted by the UCC. One or more exercises of the powers herein granted shall not extinguish nor exhaust such powers until the entire Property is sold or until the entire amounts evidenced and/or secured by the Lease and the Operative Documents is paid in full.

         (d) Specifically, but without limiting the generality of subsection
(b), the Lessor and the Lessee further intend and agree that, with respect to that portion of the Property constituting personal property, for the purpose of securing the Lessee's obligations for the repayment of the above-described obligations from the Lessor to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; (ii) the conveyance provided for hereby shall be deemed to be a grant by the Lessee to the Lessor of a lien and security interest in all of the Lessee's present and future right, title and interest in and to such portion of the Property, including but not limited to the Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such obligations, effective on the date hereof, to have and to hold such interests in the Property unto the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void; (iii) the possession by the Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with this Memorandum, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest with priority over all Liens other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Term.

         SECTION 5. Ratification. The terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Memorandum, the terms of the Lease shall control.

         SECTION 6.  Supplemental Lease Term.

                  (a) The Lenders' Percentage for the Lease Supplement is 84.8469%.

                  (b)  The Lessor Margin for this Lease Supplement is 0.695%

                  (c)  The Loan Margin for the Lease Supplement is 0.20%.

         SECTION 7. Counterpart Execution. This Memorandum may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

         SECTION 8. Future Advances; Revolving Credit. In the event a court of competent jurisdiction rules that this instrument constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties pursuant to
Section 4 hereof, then this instrument will be deemed given to secure not only existing financing, but also future advances made pursuant to or as provided in the Lease, whether such advances are obligatory or to be made at the option of the Lessor, or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument, although there may be no advance made at the time of execution hereof, and although there may be no financing outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this instrument shall be valid as to all such amounts, including all future advances, from the time this instrument is recorded. Notwithstanding anything in this instrument to the contrary, although the amount of the financing secured by this instrument may increase or decrease from time to time, the maximum principal amount of the financing secured by this instrument at any one time shall not exceed Fifty Three Million Dollars ($53,000,000), which amount shall be payable as set forth in the Lease, and in any event the final payment shall be payable no later than

October 18, 2003, plus all costs of enforcement and collection of this instrument, the Lease and the other Operative Documents, plus the total amount of any advances made pursuant thereto to protect the collateral and the security interest and lien created hereby, together with interest on all of the foregoing as provided in the Operative Documents.

         SECTION 9. GOVERNING LAW. THE LEASE AND THIS MEMORANDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Memorandum of Lease and Deed of Trust to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                          SYMANTEC CORPORATION,
                                            as the Lessee



                                          By:__________________________
                                              Name:
                                              Title:


                                          SUMITOMO BANK LEASING AND
                                          FINANCE, INC., as the
                                          Lessor



                                          By:_______________________
                                              Name:
                                              Title:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________        )
                                    )
County of __________________        )


On _______________________ before me, _______________________________________,
            Date                      Name, Title of Officer, e.g., "Jane Doe,
                                        Notary Public

personally appeared _________________________________________________________,

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
                  Signature of Notary


CAPACITY CLAIMED BY SIGNER:                   SIGNER IS REPRESENTING:
                                              NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                        ______________________________
                                              ______________________________
[ ]      CORPORATE OFFICER(S)                 ______________________________

         ------------------------------
                     TITLE

         ------------------------------
                     TITLE


[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________
                _______________________
                _______________________



--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE         Title or Type of Document_____________________________
MUST BE ATTACHED         Number of Pages _____ Date of Document________________
TO THE DOCUMENT          Signer(s) Other Than Named Above _____________________

DESCRIBED AT RIGHT:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________        )
                                    )
County of __________________        )


On _______________________ before me, _______________________________________,
              Date                      Name, Title of Officer, e.g., "Jane
Doe,                                      Notary Public

personally appeared _________________________________________________________,

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
                    Signature of Notary


CAPACITY CLAIMED BY SIGNER:                     SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                          ______________________________
                                                ______________________________
[ ]      CORPORATE OFFICER(S)                   ______________________________

         ------------------------------
                      TITLE

         ------------------------------
                      TITLE


[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________
                _______________________
                _______________________



--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE         Title or Type of Document_____________________________
MUST BE ATTACHED         Number of Pages _____ Date of Document________________
TO THE DOCUMENT          Signer(s) Other Than Named Above _____________________

DESCRIBED AT RIGHT:

                                                                     EXHIBIT A-1

                                                          TO MEMORANDUM OF LEASE


                            LEGAL DESCRIPTION OF LAND

                                                                  EXECUTION COPY

This instrument prepared by,
recording requested by,
and when recorded return to:

         MAYER, BROWN & PLATT
         1675 Broadway
         New York, New York  10019
         Attention:  Michael Sloyer, Esq.


                                 AMENDMENT NO. 1
                           dated as of March 3, 1997,

                                    AMENDING
                           LEASE SUPPLEMENT NO. 1 AND
                      MEMORANDUM OF LEASE AND DEED OF TRUST
                          dated as of October 18, 1996

                                      among

                              SYMANTEC CORPORATION,
                                 as the Lessee,

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                 as the Lessor,

                                       and

                     FIRST AMERICAN TITLE INSURANCE COMPANY,
                                   as Trustee.

                              Location of Premises:
                              County of Santa Clara
                               State of California

--------------------------------------------------------------------------------

                     This Amendment No. 1 is an amendment to
                       that certain Lease Supplement No. 1
                    and Memorandum of Lease and Deed of Trust
              recorded on October 21, 1996 in the Official Records
           of Santa Clara County, California (the "Official Records")
                           as Instrument No. 13489802,
                 with respect to the land described on Exhibit A
                            to this Amendment No. 1,
                 which Lease Supplement No. 1 is a supplement to
                  that certain Lease (as hereinafter defined),
             as supplemented by that certain Lease Supplement No. 2
                    and Memorandum of Lease and Deed of Trust
            recorded on October 23, 1996 in the Official Records, as
                           Instrument No. 1349244, and
                       that certain Lease Supplement No. 3
                    and Memorandum of Lease and Deed of Trust
            recorded on February 5, 1997 in the Official Records, as
                            Instrument No. 13602289.

         THIS AMENDMENT NO. 1 TO LEASE SUPPLEMENT NO. 1 AND MEMORANDUM OF LEASE AND DEED OF TRUST, dated as of March 3, 1997 (this "Amendment"), amending that certain Lease Supplement No. 1 and Memorandum of Lease and Deed of Trust (the "Memorandum") dated as of October 18, 1996 and recorded on October 21, 1996 in the Official Records of Santa Clara County, California as Instrument No. 13489802, is among SYMANTEC CORPORATION, a Delaware corporation, having a principal office at 10101 Torre Avenue, Cupertino, California 95014, as the Lessee and as Mortgagor (the "Lessee"), SUMITOMO BANK LEASING AND FINANCE, INC., as the Lessor (the "Lessor"), having an address at 277 Park Avenue, New York, New York 10172, and FIRST AMERICAN TITLE INSURANCE COMPANY (the "Trustee").


                              W I T N E S S E T H:

         WHEREAS, the Lessee, the Lessor and the Trustee have heretofore entered into the Memorandum; and

         WHEREAS, the Lessee, the Lessor and the Trustee now desire to amend the Memorandum in certain respects to reflect the fact that the principal amount of the obligations secured by the Memorandum has increased from Fifty Three Million Dollars ($53,000,000) to Eighty One Million Five Hundred Thousand Dollars ($81,500,000), as hereinafter provided;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION I. Certain Terms. Capitalized terms used but not otherwise defined in this Amendment have the meanings specified in Appendix A to the Master Lease and Security Agreement dated as of October 18, 1996 (as amended by that certain Master Amendment Agreement dated as of the date hereof, and amended, restated, supplemented or otherwise modified from time to time, the "Lease"), between the Lessee and the Lessor; and the rules of interpretation specified in Appendix A to the Lease shall apply to this Amendment.

         SECTION 2. Amendment to Section 8 of Memorandum. Section 8 of the Memorandum is hereby amended by deleting the words "Fifty Three Million Dollars ($53,000,000)" appearing in the twentieth line of such Section, and replacing such words with the words "Eighty One Million Five Hundred Thousand Dollars ($81,500,000)".

         SECTION 3. Ratification of and References to Memorandum. This Amendment shall be deemed to be an amendment to the Memorandum, and the Memorandum, as amended hereby, is hereby ratified, approved and confirmed in every respect. All references to the Memorandum in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Memorandum as amended hereby.

         SECTION 4. Ratification of Lease. The terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Amendment, the terms of the Lease shall control.

         SECTION 7. Counterpart Execution. This Amendment may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

         SECTION 9. GOVERNING LAW. THIS AMENDMENT, THE LEASE AND THE MEMORANDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                       SYMANTEC CORPORATION, as the
                                       Lessee



                                       By:__________________________
                                           Name:
                                           Title:


                                       SUMITOMO BANK LEASING AND
                                       FINANCE, INC., as the Lessor



                                       By:_______________________
                                           Name:
                                           Title:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________    )
                                )
County of __________________    )


On _______________________ before me, _______________________________________,
             Date                     Name, Title of Officer, e.g., "Jane Doe,
                                        Notary Public

personally appeared _________________________________________________________,

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
                 Signature of Notary


CAPACITY CLAIMED BY SIGNER:                     SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                          ______________________________
                                                ______________________________
[ ]      CORPORATE OFFICER(S)                   ______________________________

         ------------------------------
                     TITLE

         ------------------------------
                     TITLE


[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________
         ______________________________
         ______________________________




--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE         Title or Type of Document_____________________________
MUST BE ATTACHED         Number of Pages _____ Date of Document________________
TO THE DOCUMENT          Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________    )
                                )
County of __________________    )


On _______________________ before me, _______________________________________,
              Date                    Name, Title of Officer, e.g., "Jane Doe,
                                        Notary Public

personally appeared _________________________________________________________,

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
                    Signature of Notary


CAPACITY CLAIMED BY SIGNER:                     SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                          ______________________________
                                                ______________________________
[ ]      CORPORATE OFFICER(S)                   ______________________________

         ------------------------------
                    TITLE

         ------------------------------
                    TITLE


[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________
         ______________________________
         ______________________________



--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE         Title or Type of Document_____________________________
MUST BE ATTACHED         Number of Pages _____ Date of Document________________
TO THE DOCUMENT          Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

                                                                    EXHIBIT A TO
                                       AMENDMENT NO. 1 TO LEASE SUPPLEMENT NO. 1
                                       AND MEMORANDUM OF LEASE AND DEED OF TRUST



                            LEGAL DESCRIPTION OF LAND

                                                                  EXECUTION COPY

This instrument prepared by,
recording requested by,
and when recorded return to:

MAYER, BROWN & PLATT
1675 Broadway
New York, New York  10019
Attention:  Michael Sloyer, Esq.



                           LEASE SUPPLEMENT NO. 2 AND
                      MEMORANDUM OF LEASE AND DEED OF TRUST

                          dated as of October 22, 1996

                                      among

                              SYMANTEC CORPORATION,
                                 as the Lessee,

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                 as the Lessor,

                                       and

                     FIRST AMERICAN TITLE INSURANCE COMPANY,
                                   as Trustee


                              Location of Premises:
                              County of Santa Clara
                               State of California


                    This Lease Supplement is a supplement to
                   that certain Lease (as hereinafter defined)
              recorded on October 21, 1996, in the Official Records
                       of Santa Clara County, California,
                        as Instrument No. ______________

        THIS LEASE SUPPLEMENT NO. 2 AND MEMORANDUM OF LEASE AND DEED OF TRUST (this "Memorandum") dated as of October 22, 1996, among SYMANTEC CORPORATION, a Delaware corporation, having a principal office at 10101 Torre Avenue, Cupertino, California 95014, as the Lessee and as Mortgagor (the "Lessee"), SUMITOMO BANK LEASING AND FINANCE, INC., as the Lessor (the "Lessor"), having an address at 277 Park Avenue, New York, New York 10172, and FIRST AMERICAN TITLE INSURANCE COMPANY (the "Trustee").

                              W I T N E S S E T H:

        WHEREAS, the Lessor is the owner in fee simple of the land described on Exhibit A attached hereto and all Improvements thereon (together, the "Property");

        WHEREAS, the Lessor wishes to lease the Property to the Lessee and the Lessee wishes to lease the Property from the Lessor;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to enter into this Memorandum, as follows:

        1. Certain Terms. Capitalized terms used but not otherwise defined in this Memorandum have the meanings specified in Appendix A to the Master Lease and Security Agreement dated as of October 18, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Lease"), between the Lessee and the Lessor; and the rules of interpretation specified in Appendix A to the Lease shall apply to this Memorandum.

        2. Property. Attached hereto as Exhibit A is the description of the Property. Effective upon the execution and delivery of this Memorandum by the Lessor and the Lessee, the Property shall be subject to the terms and provisions of the Lease. Subject to the terms and conditions of the Lease, the Lessor hereby leases the Property to the Lessee for the Term (as defined below) of this Memorandum, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease the Property from the Lessor for the Term.


        3. Lease Term. The term of this Memorandum (the "Term") shall begin on the date hereof and shall end on October 18, 2003 unless the Term with respect to the Property is renewed or earlier terminated in accordance with the provisions of the Lease or the other Operative Documents. For and in consideration of good and valuable consideration paid by the Lessee to the Lessor as described in the Lease, the Lessor hereby grants to the Lessee the right to purchase the Property or to market and sell the Property during the Term of this Memorandum on the terms set forth in the Lease.

        4. Ownership of the Property. (a) The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and the lessor of the Properties and the Lessee will be treated as the lessee of the Properties and (ii) for all other purposes, including federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes, (A) the Lease will be treated as a financing arrangement, (B) the Lessor and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Lessor Amount and the outstanding principal amount of the Loans, which loans are secured by the Properties and (C) the Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to an owner of properties like the Properties for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that neither the Lessor nor any of the Lenders has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

        (b) It is the intent of the parties hereto that the Lease grants a security interest and deed of trust or lien, as the case may be, on the Property for the benefit of the Lessor to secure the Lessee's performance under and payment of all amounts advanced by the Lessor for the acquisition of the Property (corresponding to the value of the Property as indicated on the Appraisal) under the Lease and the other Operative Documents, together with interest thereon, and all other amounts payable under the Operative Documents in connection therewith.

        (c) Specifically, without limiting the generality of subsection (b), the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee and the Lessor, or any enforcement or collection actions, the transactions evidenced by the Lease are loans made by the Lessor as unrelated third party lender to the Lessee secured by the Property (it being understood that the Lessee hereby mortgages, grants, bargains, sells, releases, confirms, conveys, assigns, transfers and sets over to the Trustee for the benefit of the Lessor, and grants a security interest in, the Property (consisting of a fee deed of trust with respect to all right, title and interest of the Lessee in and to the fee title to, and reversionary interest in, the Land and Improvements, if any, and a leasehold deed of trust on the Lessee's leasehold estate under the Lease), all to secure such loans, effective on the date hereof, to have and to hold such interests in the Property unto the Trustee for the benefit of the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void.

        As additional security for the Rent, the Lease Balance and all other sums owed to the Lessor by the Lessee under the Lease, the Lessee does hereby grant, bargain, sell, transfer and convey unto the Trustee, its successors in trust and assigns, IN TRUST, WITH POWER OF SALE, for the benefit of the Lessor, all of the Lessee's right, title and interest in and to the Property, including, without limitation, all buildings, structures and other improvements, and all fixtures and other property now or hereafter attached to or affixed to any such buildings, structures or other improvements, and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Property, all rents, additional rents, issues, income, revenues, distributions, royalties and profits now or in the future payable in respect of the Property, together with all of the right, power and authority of the Lessee to alter, modify or change the terms, conditions and provisions of the Lease and any other lease pertaining to the Property, to consent to any request made by a tenant or landlord pursuant thereto, or to surrender, cancel or terminate the same or to accept any surrender, cancellation or termination of the same, together with all of the options, rights, powers and privileges of the Lessee under any lease pertaining to the Property, whether heretofore or hereafter existing, including, without limitation, the rights and options to purchase the Property contained in Articles XVIII and XX of the Lease, and all present and future right, title and interest of the Lessee in and to (i) all refunds, tax abatement agreements, rebates, reserves, deferred payments, deposits, cost savings, awards and payments of any kind due from or payable by (a) any Governmental Authority, or (b) any insurance or utility company, in each case under clause (a) or (b) above in respect of the Property, and (ii) all refunds, rebates and payments of any kind due from or payable by any Governmental Authority for any taxes, assessments, or governmental or quasi-governmental charges or levies imposed upon the Lessee in respect of the Property, and all plans and specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Property or any construction on the Property, all proceeds (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including without limitation the proceeds of insurance and condemnation awards in respect of the Property or any portion thereof, all additional estates, rights and interests hereafter acquired by the Lessee in the Property, or any portion thereof, together with all proceeds of the conversion, whether voluntary or involuntary, of any of the Property into cash or other liquid claims, including without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of any casualty, any exercise of the right of eminent domain or deed in lieu thereof, any injury to the Property and any defect in title in the Property or other matter insured under any policy of title insurance, together with attorney's fees, costs and disbursements incurred by the Lessor in connection with the collection of such awards, payments and proceeds, and the Lessee further grants to the Lessor, pursuant to the California Uniform Commercial Code (the "UCC"), a security interest in all present and future right, title and interest of the Lessee in and to any portion of the foregoing property for which a security interest may be created under the UCC.

        To have and to hold the same whether now owned or held or hereafter acquired unto the Trustee, its successors-in-trust forever, IN TRUST, WITH POWER OF SALE, to secure to the Lessor the payment of the Rent, the Lease Balance and all other sums owing to the Lessor under the Lease and the performance and observance of the terms, covenants, warranties, conditions, agreements and obligations under the Lease. If the Lessee shall pay all sums due under the Lease when due according to the terms thereof and shall otherwise fully and properly perform and comply with all of the obligations, agreements, terms and conditions of the Lease, then this conveyance shall become null and void.

        In the event of the occurrence of an Event of Default, then the entire unpaid balance of all sums due under the Lease and the interest accrued thereon shall, at the option of the owner thereof and without notice, immediately become due and payable for all purposes, whether or not due according to the maturity date or dates thereof; and all other indebtedness, the payment of which is secured hereby, shall likewise become due and payable. The Trustee and the Lessor and each of them are authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property or any part thereof and to take possession of the Property and exercise without interference from the Lessee, any and all rights which the Lessee has with respect to the management, possession, operation, protection or preservation of the Property.

        Upon the occurrence of an Event of Default, Lessor shall have the power and authority, after proper notice and lapse of such time as may be required by law, to cause Trustee to sell the Property by notifying Trustee of that election and depositing with Trustee this instrument and receipts and evidence of expenditures made and secured hereby as Trustee may reasonably require. Upon receipt of any such notice from Lessor, Trustee shall cause to be recorded, published and delivered to Lessee such Notice of Default and Election to Sell as is then required by applicable statutory authority and by this instrument, which notice shall set forth, among other things, the nature of the breach(es) or default(s), the action(s) required to effect a cure thereof and the time period within which that cure may be effected. If no cure is effected within the statutory time limits following recordation of the Notice of Default and Election to Sell and after Notice of Sale has been given as required by the above-referenced statutes, Trustee may without further notice or demand sell and convey the Property in accordance with the above-referenced statutes. The Property may be sold as a whole or in separate lots, parcels or items and in such order as Lessor may direct, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser(s) a good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any Person, including Lessee, Trustee or Lessor, may purchase at any sale. After deducting all costs, fees and expenses of Lessor and Trustee, including costs of evidence of title in connection with any sale, Lessor shall apply the proceeds of sale, in the following order of priority, to payment of the following (collectively, the "Obligations"): (i) first, all amounts expended by or for the account of Lessor under the terms hereof and not then repaid, with accrued interest at the Overdue Rate; and (ii) second, all other amounts then due and owing hereunder including, without limitation, all Basic Rent, Supplemental Rent, the full amount of the Lease Balance as of the date of sale as if the Lease had been terminated with respect to all of the Properties then subject to the Lease under Section 18.1, and all other amounts then payable by Lessee under the Lease and the other Operative Documents, with Lessor having the right to apply the proceeds of sale to the amounts described above in this clause (ii) in such order, proportion and priority as Lessor may elect in its sole and absolute discretion. To the extent permitted by applicable statutes, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may again postpone that sale by public announcement or subsequently noticed sale, and without further notice may make such sale at the time fixed at the last postponement or may, in its discretion, give a new notice of sale. A sale of less than all of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all of the Obligations have been satisfied or the entire Property has been sold, without defect or irregularity. No action of Lessor or Trustee based upon the provisions contained herein or contained in the applicable statutes, including, without limitation, the giving of the Notice of Default and Election to Sell or the Notice of Sale, shall constitute an election of remedies which would preclude Lessor from pursuing judicial foreclosure before a completed sale pursuant to the power of sale contained herein. Lessor shall have the right, with the irrevocable consent of Lessee hereby given and evidenced by the execution of this instrument, to obtain appointment of a receiver by any court of competent jurisdiction without further notice to Lessee, which receiver shall be authorized and empowered to enter upon and take possession of the Property, including all personal property used upon or in connection with the real property herein conveyed, to let the Property, to receive all the rents, issues and profits, if any, which may be due or become due in respect to the leasing of the Property to another party ("Property Rents"), and apply the Property Rents after payment of all necessary charges and expenses to reduction of the Obligations in such order, proportion and priority as Lessor may elect. At the option of Lessor, the receiver shall accomplish entry and taking possession of the Property by actual entry and possession or by notice to Lessee. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by Lessor for the purpose of protecting the value of the Property as security for the Obligations. The amounts evidenced by receiver's certificates shall bear interest at the Overdue Rate and may be added to the Obligations if the Lessee or a junior lienholder purchases the Property at the trustee's sale. Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days' prior written notice to Lessor. Regardless of whether Trustee resigns, Lessor may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if Lessor, in its sole and absolute discretion, so elects, and if permitted by law, Lessor may substitute such successors or successors by recording, in the office of the recorder of the county or counties where the Property is located, a document executed by Lessor and containing the name of the original Lessee and Lessor hereunder, the book and page where this instrument (or a memorandum hereof) is recorded (and/or instrument number, as applicable) and the name of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to the rights, powers and duties hereunder. It is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTY AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY

LESSEE UNDER THIS INSTRUMENT.

        If (a) the Property shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Memorandum, the Lessor shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Obligations upon other property in the State in which the Property is located (whether or not such property is owned by Lessor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, the Lessor may, in its sole discretion, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Obligations (including the Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. The Lessee acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Lessor to extend the Advances, and the Lessor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. The Lessee further agrees that if the Lessor shall be prosecuting one or more foreclosure or other proceedings against a portion of the Property or against any collateral other than the Property, which collateral directly or indirectly secures the Obligations, or if the Lessor shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Property is located, the Lessor may commence or continue foreclosure proceedings and exercise its other remedies granted in this Memorandum against all or any part of the Property and the Lessor waives any objections to the commencement or continuation of a foreclosure of this Memorandum or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Memorandum or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Memorandum nor the exercise of any other rights hereunder nor the recovery of any judgment by the Lessor in any such proceedings shall prejudice, limit or preclude the Lessor's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Property is located) which directly or indirectly secures the Obligations, and the Lessor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Memorandum, and the Lessor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Memorandum on such basis.

        If the Lessor so elects, the Trustee may sell any personal property covered by this instrument at one or more separate sales in any manner permitted by the UCC. One or more exercises of the powers herein granted shall not extinguish nor exhaust such powers until the entire Property is sold or until the entire amounts evidenced and/or secured by the Lease and the Operative Documents is paid in full.

        (d) Specifically, but without limiting the generality of subsection (b), the Lessor and the Lessee further intend and agree that, with respect to that portion of the Property constituting personal property, for the purpose of securing the Lessee's obligations for the repayment of the above-described obligations from the Lessor to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; (ii) the conveyance provided for hereby shall be deemed to be a grant by the Lessee to the Lessor of a lien and security interest in all of the Lessee's present and future right, title and interest in and to such portion of the Property, including but not limited to the Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such obligations, effective on the date hereof, to have and to hold such interests in the Property unto the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void; (iii) the possession by the Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with this Memorandum, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest with priority over all Liens other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Term.

        SECTION 5. Ratification. The terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Memorandum, the terms of the Lease shall control.

        SECTION 6.  Supplemental Lease Term.

               (a)  The Lenders' Percentage for the Lease Supplement is
        84.8469%.

               (b)  The Lessor Margin for this Lease Supplement is 0.695%

               (c)  The Loan Margin for the Lease Supplement is 0.20%.

        SECTION 7. Counterpart Execution. This Memorandum may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

        SECTION 8. Future Advances; Revolving Credit. In the event a court of competent jurisdiction rules that this instrument constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties pursuant to
Section 4 hereof, then this instrument will be deemed given to secure not only existing financing, but also future advances made pursuant to or as provided in the Lease, whether such advances are obligatory or to be made at the option of the Lessor, or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument, although there may be no advance made at the time of execution hereof, and although there may be no financing outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this instrument shall be valid as to all such amounts, including all future advances, from the time this instrument is recorded. Notwithstanding anything in this instrument to the contrary, although the amount of the financing secured by this instrument may increase or decrease from time to time, the maximum principal amount of the financing secured by this instrument at any one time shall not exceed Fifty Three Million Dollars ($53,000,000), which amount shall be payable as set forth in the Lease, and in any event the final payment shall be payable no later than October 18, 2003, plus all costs of enforcement and collection of this instrument, the Lease and the other Operative Documents, plus the total amount of any advances made pursuant thereto to protect the collateral and the security interest and lien created hereby, together with interest on all of the foregoing as provided in the Operative Documents.

        SECTION 9. GOVERNING LAW. THE LEASE AND THIS MEMORANDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Memorandum of Lease and Deed of Trust to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                     SYMANTEC CORPORATION,
                                        as the Lessee



                                     By:________________________________________
                                        Name:
                                        Title:


                                     SUMITOMO BANK LEASING AND FINANCE, INC.,
                                        as the Lessor



                                     By:________________________________________
                                        Name:
                                        Title:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________ )
                                    )
County of __________________ )


On _______________________ before me, _______________________________________,
            Date                      Name, Title of Officer, e.g., "Jane
                                         Doe, Notary Public

personally appeared _________________________________________________________,

[ ]     personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        Witness my hand and official seal.

        ________________________________
              Signature of Notary


CAPACITY CLAIMED BY SIGNER:                 SIGNER IS REPRESENTING:
                                               NAME OF PERSON(S) OR ENTITY(IES)

[ ]     INDIVIDUAL(S)                       ____________________________________

[ ]     CORPORATE OFFICER(S)                ____________________________________

        ______________________________      ____________________________________
                     TITLE
        ______________________________
                     TITLE

[ ]     PARTNER(S)

[ ]     ATTORNEY-IN-FACT

[ ]     TRUSTEE(S)

[ ]     SUBSCRIBING WITNESS

[ ]     GUARDIAN/CONSERVATOR

[ ]     OTHER  _______________________

================================================================================
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE          Title or Type of Document_____________________________
MUST BE ATTACHED          Number of Pages _____ Date of Document________________
TO THE DOCUMENT           Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________ )
                             )
County of __________________ )


On _______________________ before me, _______________________________________,
            Date                      Name, Title of Officer, e.g., "Jane
                                         Doe, Notary Public

personally appeared _________________________________________________________,

[ ]     personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        Witness my hand and official seal.

        ________________________________
              Signature of Notary


CAPACITY CLAIMED BY SIGNER:                 SIGNER IS REPRESENTING:
                                               NAME OF PERSON(S) OR ENTITY(IES)

[ ]     INDIVIDUAL(S)                       ____________________________________

[ ]     CORPORATE OFFICER(S)                ____________________________________

        ______________________________      ____________________________________
                     TITLE
        ______________________________
                     TITLE

[ ]     PARTNER(S)

[ ]     ATTORNEY-IN-FACT

[ ]     TRUSTEE(S)

[ ]     SUBSCRIBING WITNESS

[ ]     GUARDIAN/CONSERVATOR

[ ]     OTHER  _______________________

================================================================================
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE          Title or Type of Document_____________________________
MUST BE ATTACHED          Number of Pages _____ Date of Document________________
TO THE DOCUMENT           Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

                                                                     EXHIBIT A-1
                                                          TO MEMORANDUM OF LEASE


                            LEGAL DESCRIPTION OF LAND

                                                                  EXECUTION COPY

This instrument prepared by,
recording requested by,
and when recorded return to:

MAYER, BROWN & PLATT
1675 Broadway
New York, New York  10019
Attention:  Michael Sloyer, Esq.


                           LEASE SUPPLEMENT NO. 3 AND
                      MEMORANDUM OF LEASE AND DEED OF TRUST

                          dated as of February 5, 1997

                                      among

                              SYMANTEC CORPORATION,
                                 as the Lessee,

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                 as the Lessor,

                                       and

                     FIRST AMERICAN TITLE INSURANCE COMPANY,
                                   as Trustee



                              Location of Premises:
                              County of Santa Clara
                               State of California


                    This Lease Supplement is a supplement to
                  that certain Lease (as hereinafter defined),
                               as supplemented by
                       that certain Lease Supplement No. 1
                    and Memorandum of Lease and Deed of Trust
              recorded on October 21, 1996 in the Official Records
           of Santa Clara County, California (the "Official Records"),
                           as Instrument No. 13489802,
                     and that certain Lease Supplement No. 2
                    and Memorandum of Lease and Deed of Trust
            recorded on October 23, 1996 in the Official Records, as
                             Instrument No. 13492444

         THIS LEASE SUPPLEMENT NO. 3 AND MEMORANDUM OF LEASE AND DEED OF TRUST (this "Memorandum") dated as of February 5, 1997, among SYMANTEC CORPORATION, a Delaware corporation, having a principal office at 10101 Torre Avenue, Cupertino, California 95014, as the Lessee and as Mortgagor (the "Lessee"), SUMITOMO BANK LEASING AND FINANCE, INC., as the Lessor (the "Lessor"), having an address at 277 Park Avenue, New York, New York 10172, and FIRST AMERICAN TITLE INSURANCE COMPANY (the "Trustee").


                              W I T N E S S E T H:

         WHEREAS, the Lessor is the owner in fee simple of the land described on Exhibit A attached hereto and all Improvements thereon (together, the "Property");

         WHEREAS, the Lessor wishes to lease the Property to the Lessee and the Lessee wishes to lease the Property from the Lessor;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to enter into this Memorandum, as follows:

         I. Certain Terms. Capitalized terms used but not otherwise defined in this Memorandum have the meanings specified in Appendix A to the Master Lease and Security Agreement dated as of October 18, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Lease"), between the Lessee and the Lessor; and the rules of interpretation specified in Appendix A to the Lease shall apply to this Memorandum.

         2. Property. Attached hereto as Exhibit A is the description of the Property. Effective upon the execution and delivery of this Memorandum by the Lessor and the Lessee, the Property shall be subject to the terms and provisions of the Lease. Subject to the terms and conditions of the Lease, the Lessor hereby leases the Property to the Lessee for the Term (as defined below) of this Memorandum, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease the Property from the Lessor for the Term.

         3. Lease Term. The term of this Memorandum (the "Term") shall begin on the date hereof and shall end on October 18, 2003 unless the Term with respect to the Property is renewed or earlier terminated in accordance with the provisions of the Lease or the other Operative Documents. For and in consideration of good and valuable consideration paid by the Lessee to the Lessor as described in the Lease, the Lessor hereby grants to the Lessee the right to purchase the Property or to market and sell the

Property during the Term of this Memorandum on the terms set forth in the Lease.

         4. Ownership of the Property. (a) The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and the lessor of the Properties and the Lessee will be treated as the lessee of the Properties and (ii) for all other purposes, including federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes, (A) the Lease will be treated as a financing arrangement, (B) the Lessor and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Lessor Amount and the outstanding principal amount of the Loans, which loans are secured by the Properties and (C) the Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to an owner of properties like the Properties for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that neither the Lessor nor any of the Lenders has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

         (b) It is the intent of the parties hereto that the Lease grants a security interest and deed of trust or lien, as the case may be, on the Property for the benefit of the Lessor to secure the Lessee's performance under and payment of all amounts advanced by the Lessor for the acquisition of the Property (corresponding to the value of the Property as indicated on the Appraisal) under the Lease and the other Operative Documents, together with interest thereon, and all other amounts payable under the Operative Documents in connection therewith.

         (c) Specifically, without limiting the generality of subsection (b), the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee and the Lessor, or any enforcement or collection actions, the transactions evidenced by the Lease are loans made by the Lessor as unrelated third party lender to the Lessee secured by the Property (it being understood that the Lessee hereby mortgages, grants, bargains, sells, releases, confirms, conveys, assigns, transfers and sets over to the Trustee for the benefit of the Lessor, and grants a security interest in, the Property

(consisting of a fee deed of trust with respect to all right, title and interest of the Lessee in and to the fee title to, and reversionary interest in, the Land and Improvements, if any, and a leasehold deed of trust on the Lessee's leasehold estate under the Lease), all to secure such loans, effective on the date hereof, to have and to hold such interests in the Property unto the Trustee for the benefit of the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void.

         As additional security for the Rent, the Lease Balance and all other sums owed to the Lessor by the Lessee under the Lease, the Lessee does hereby grant, bargain, sell, transfer and convey unto the Trustee, its successors in trust and assigns, IN TRUST, WITH POWER OF SALE, for the benefit of the Lessor, all of the Lessee's right, title and interest in and to the Property, including, without limitation, all buildings, structures and other improvements, and all fixtures and other property now or hereafter attached to or affixed to any such buildings, structures or other improvements, and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Property, all rents, additional rents, issues, income, revenues, distributions, royalties and profits now or in the future payable in respect of the Property, together with all of the right, power and authority of the Lessee to alter, modify or change the terms, conditions and provisions of the Lease and any other lease pertaining to the Property, to consent to any request made by a tenant or landlord pursuant thereto, or to surrender, cancel or terminate the same or to accept any surrender, cancellation or termination of the same, together with all of the options, rights, powers and privileges of the Lessee under any lease pertaining to the Property, whether heretofore or hereafter existing, including, without limitation, the rights and options to purchase the Property contained in Articles XVIII and XX of the Lease, and all present and future right, title and interest of the Lessee in and to (i) all refunds, tax abatement agreements, rebates, reserves, deferred payments, deposits, cost savings, awards and payments of any kind due from or payable by (a) any Governmental Authority, or (b) any insurance or utility company, in each case under clause (a) or (b) above in respect of the Property, and (ii) all refunds, rebates and payments of any kind due from or payable by any Governmental Authority for any taxes, assessments, or governmental or quasi-governmental charges or levies imposed upon the Lessee in respect of the Property, and all plans and specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Property or any construction on the Property, all proceeds (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including without limitation the proceeds of insurance and condemnation awards in respect of the Property or any portion thereof, all additional estates, rights and interests hereafter acquired by the Lessee in the Property, or any portion thereof, together with all proceeds of the conversion, whether voluntary or involuntary, of any of the Property into cash or other liquid claims, including without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of any casualty, any exercise of the right of eminent domain or deed in lieu thereof, any injury to the Property and any defect in title in the Property or other matter insured under any policy of title insurance, together with attorney's fees, costs and disbursements incurred by the Lessor in connection with the collection of such awards, payments and proceeds, and the Lessee further grants to the Lessor, pursuant to the California Uniform Commercial Code (the "UCC"), a security interest in all present and future right, title and interest of the Lessee in and to any portion of the foregoing property for which a security interest may be created under the UCC.

         To have and to hold the same whether now owned or held or hereafter acquired unto the Trustee, its successors-in-trust forever, IN TRUST, WITH POWER OF SALE, to secure to the Lessor the payment of the Rent, the Lease Balance and all other sums owing to the Lessor under the Lease and the performance and observance of the terms, covenants, warranties, conditions, agreements and obligations under the Lease. If the Lessee shall pay all sums due under the Lease when due according to the terms thereof and shall otherwise fully and properly perform and comply with all of the obligations, agreements, terms and conditions of the Lease, then this conveyance shall become null and void.

         In the event of the occurrence of an Event of Default, then the entire unpaid balance of all sums due under the Lease and the interest accrued thereon shall, at the option of the owner thereof and without notice, immediately become due and payable for all purposes, whether or not due according to the maturity date or dates thereof; and all other indebtedness, the payment of which is secured hereby, shall likewise become due and payable. The Trustee and the Lessor and each of them are authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property or any part thereof and to take possession of the Property and exercise without interference from the Lessee, any and all rights which the Lessee has with respect to the management, possession, operation, protection or preservation of the Property.

         Upon the occurrence of an Event of Default, Lessor shall have the power and authority, after proper notice and lapse of such time as may be required by law, to cause Trustee to sell the Property by notifying Trustee of that election and depositing with Trustee this instrument and receipts and evidence of expenditures made and secured hereby as Trustee may reasonably require. Upon receipt of any such notice from Lessor, Trustee shall cause to be recorded, published and delivered to Lessee such Notice of Default and Election to Sell as is then required by applicable statutory authority and by this instrument, which notice shall set forth, among other things, the nature of the breach(es) or default(s), the action(s) required to effect a cure thereof and the time period within which that cure may be effected. If no cure is effected within the statutory time limits following recordation of the Notice of Default and Election to Sell and after Notice of Sale has been given as required by the above-referenced statutes, Trustee may without further notice or demand sell and convey the Property in accordance with the above-referenced statutes. The Property may be sold as a whole or in separate lots, parcels or items and in such order as Lessor may direct, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser(s) a good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any Person, including Lessee, Trustee or Lessor, may purchase at any sale. After deducting all costs, fees and expenses of Lessor and Trustee, including costs of evidence of title in connection with any sale, Lessor shall apply the proceeds of sale, in the following order of priority, to payment of the following (collectively, the "Obligations"): (i) first, all amounts expended by or for the account of Lessor under the terms hereof and not then repaid, with accrued interest at the Overdue Rate; and (ii) second, all other amounts then due and owing hereunder including, without limitation, all Basic Rent, Supplemental Rent, the full amount of the Lease Balance as of the date of sale as if the Lease had been terminated with respect to all of the Properties then subject to the Lease under Section 18.1, and all other amounts then payable by Lessee under the Lease and the other Operative Documents, with Lessor having the right to apply the proceeds of sale to the amounts described above in this clause (ii) in such order, proportion and priority as Lessor may elect in its sole and absolute discretion. To the extent permitted by applicable statutes, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may again postpone that sale by public announcement or subsequently noticed sale, and without further notice may make such sale at the time fixed at the last postponement or may, in its discretion, give a new notice of sale. A sale of less than all of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all of the Obligations have been satisfied or the entire Property has been sold, without defect or irregularity. No action of Lessor or Trustee based upon the provisions contained herein or contained in the applicable statutes, including, without limitation, the giving of the Notice of Default and Election to Sell or the Notice of Sale, shall constitute an election of remedies which would preclude Lessor from pursuing judicial foreclosure before a completed sale pursuant to the power of sale contained herein. Lessor shall have the right, with the irrevocable consent of Lessee hereby given and evidenced by the execution of this instrument, to obtain appointment of a receiver by any court of competent jurisdiction without further notice to Lessee, which receiver shall be authorized and empowered to enter upon and take possession of the Property, including all personal property used upon or in connection with the real property herein conveyed, to let the Property, to receive all the rents, issues and profits, if any, which may be due or become due in respect to the leasing of the Property to another party ("Property Rents"), and apply the Property Rents after payment of all necessary charges and expenses to reduction of the Obligations in such order, proportion and priority as Lessor may elect. At the option of Lessor, the receiver shall accomplish entry and taking possession of the Property by actual entry and possession or by notice to Lessee. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by Lessor for the purpose of protecting the value of the Property as security for the Obligations. The amounts evidenced by receiver's certificates shall bear interest at the Overdue Rate and may be added to the Obligations if the Lessee or a junior lienholder purchases the Property at the trustee's sale. Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days' prior written notice to Lessor. Regardless of whether Trustee resigns, Lessor may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if Lessor, in its sole and absolute discretion, so elects, and if permitted by law, Lessor may substitute such successors or successors by recording, in the office of the recorder of the county or counties where the Property is located, a document executed by Lessor and containing the name of the original Lessee and Lessor hereunder, the book and page where this instrument (or a memorandum hereof) is recorded (and/or instrument number, as applicable) and the name of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to the rights, powers and duties hereunder. It is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTY AND SELL THEM

WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY LESSEE UNDER THIS INSTRUMENT.

         If (a) the Property shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Memorandum, the Lessor shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Obligations upon other property in the State in which the Property is located (whether or not such property is owned by Lessor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, the Lessor may, in its sole discretion, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Obligations (including the Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. The Lessee acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Lessor to extend the Advances, and the Lessor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. The Lessee further agrees that if the Lessor shall be prosecuting one or more foreclosure or other proceedings against a portion of the Property or against any collateral other than the Property, which collateral directly or indirectly secures the Obligations, or if the Lessor shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Property is located, the Lessor may commence or continue foreclosure proceedings and exercise its other remedies granted in this Memorandum against all or any part of the Property and the Lessor waives any objections to the commencement or continuation of a foreclosure of this Memorandum or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Memorandum or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Memorandum nor the exercise of any other rights hereunder nor the recovery of any judgment by the Lessor in any such proceedings shall prejudice, limit or preclude the Lessor's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Property is located) which directly or indirectly secures the Obligations, and the Lessor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Memorandum, and the Lessor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Memorandum on such basis.

         If the Lessor so elects, the Trustee may sell any personal property covered by this instrument at one or more separate sales in any manner permitted by the UCC. One or more exercises of the powers herein granted shall not extinguish nor exhaust such powers until the entire Property is sold or until the entire amounts evidenced and/or secured by the Lease and the Operative Documents is paid in full.

         (d) Specifically, but without limiting the generality of subsection
(b), the Lessor and the Lessee further intend and agree that, with respect to that portion of the Property constituting personal property, for the purpose of securing the Lessee's obligations for the repayment of the above-described obligations from the Lessor to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; (ii) the conveyance provided for hereby shall be deemed to be a grant by the Lessee to the Lessor of a lien and security interest in all of the Lessee's present and future right, title and interest in and to such portion of the Property, including but not limited to the Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such obligations, effective on the date hereof, to have and to hold such interests in the Property unto the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void; (iii) the possession by the Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with this Memorandum, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest with priority over all Liens other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Term.

         SECTION 5. Ratification. The terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Memorandum, the terms of the Lease shall control.

         SECTION 6.  Supplemental Lease Term.

                  (a)  The Lenders' Percentage for the Lease Supplement is
             97.0%.

                  (b)  The Lessor Margin for this Lease Supplement is 2.70%

                  (c)  The Loan Margin for the Lease Supplement is 0.20%.

         SECTION 7. Counterpart Execution. This Memorandum may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

         SECTION 8. Future Advances; Revolving Credit. In the event a court of competent jurisdiction rules that this instrument constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties pursuant to
Section 4 hereof, then this instrument will be deemed given to secure not only existing financing, but also future advances made pursuant to or as provided in the Lease, whether such advances are obligatory or to be made at the option of the Lessor, or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument, although there may be no advance made at the time of execution hereof, and although there may be no financing outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this instrument shall be valid as to all such amounts, including all future advances, from the time this instrument is recorded. Notwithstanding anything in this instrument to the contrary, although the amount of the financing secured by this instrument may increase or decrease from time to time, the maximum principal amount of the financing secured by this instrument at any one time shall not exceed Fifty Three Million Dollars ($53,000,000), which amount shall be payable as set forth in the Lease, and in any event the final payment shall be payable no later than October 18, 2003, plus all costs of enforcement and collection of this instrument, the Lease and the other Operative Documents, plus the total amount of any advances made pursuant thereto to protect the collateral and the security interest and lien created hereby, together with interest on all of the foregoing as provided in the Operative Documents.

         SECTION 9. GOVERNING LAW. THE LEASE AND THIS MEMORANDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Memorandum of Lease and Deed of Trust to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                         SYMANTEC CORPORATION, as the Lessee


                                         By:__________________________
                                             Name:
                                             Title:


                                         SUMITOMO BANK LEASING AND
                                         FINANCE, INC., as the Lessor


                                         By:_______________________
                                             Name:
                                             Title:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________        )
                                    )
County of __________________        )


On _______________________ before me, _______________________________________,
              Date                    Name, Title of Officer, e.g., "Jane Doe,
                                        Notary Public

personally appeared _________________________________________________________,

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
                    Signature of Notary


CAPACITY CLAIMED BY SIGNER:                   SIGNER IS REPRESENTING:
                                              NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                        ______________________________
                                              ______________________________
[ ]      CORPORATE OFFICER(S)                 ______________________________

         ------------------------------
                     TITLE

         ------------------------------
                     TITLE


[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________
                _______________________
                _______________________


--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE        Title or Type of Document_____________________________
MUST BE ATTACHED        Number of Pages _____ Date of Document________________
TO THE DOCUMENT         Signer(s) Other Than Named Above _____________________

DESCRIBED AT RIGHT:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________        )
                                    )
County of __________________        )


On _______________________ before me, _______________________________________,
              Date                    Name, Title of Officer, e.g., "Jane Doe,
                                        Notary Public

personally appeared _________________________________________________________,

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
                    Signature of Notary


CAPACITY CLAIMED BY SIGNER:                     SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                          ______________________________
                                                ______________________________
[ ]      CORPORATE OFFICER(S)                   ______________________________

         ------------------------------
                     TITLE

         ------------------------------
                     TITLE


[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________
                _______________________
                _______________________


--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE       Title or Type of Document_______________________________
MUST BE ATTACHED       Number of Pages _____ Date of Document__________________
TO THE DOCUMENT        Signer(s) Other Than Named Above _______________________

DESCRIBED AT RIGHT:

                                                                       EXHIBIT A
                                                          TO MEMORANDUM OF LEASE


                            LEGAL DESCRIPTION OF LAND


Real Property in the City of Cupertino, County of Santa Clara, State of California, described as follows:


PARCEL ONE:

Lot 5, as shown on that certain Map entitled Tract No. 7953 Cupertino City Center Phase III, which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 27, 1987, in Book 571 of Maps, pages 36 and 37.

PARCEL TWO:

Easements as described in the Section entitled "Easements and Rights Reserved for Owners" of the Article entitled "Easements and Rights of Entry" of the Declaration of Covenants, Conditions, and Restrictions and Grant of Easement for Cupertino City Center recorded October 9, 1985, in Book J482, page 1907, as amended by that certain First Amendment to Declaration of Covenants, Conditions, and Restrictions and Grant of Easements recorded September 2, 1987, in Book K281, page 2071, each in the Official Records of Santa Clara County, California.

PARCEL THREE:

Easements for parking, landscaping, support, settlement and encroachment as granted to Cupertino City Center Buildings, a California Limited Partnership, in the Grant of Easement (Cupertino City Center 5) recorded February 5, 1997 under Series No. 13602286.

                                                                  EXECUTION COPY

This instrument prepared by, recording requested by, and when recorded return to:

         MAYER, BROWN & PLATT
         1675 Broadway
         New York, New York  10019
         Attention:  Michael Sloyer, Esq.


                                 AMENDMENT NO. 1
                           dated as of March 3, 1997,

                                    AMENDING
                           LEASE SUPPLEMENT NO. 3 AND
                      MEMORANDUM OF LEASE AND DEED OF TRUST
                          dated as of February 5, 1997

                                      among

                              SYMANTEC CORPORATION,
                                 as the Lessee,

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                 as the Lessor,

                                       and

                     FIRST AMERICAN TITLE INSURANCE COMPANY,
                                   as Trustee.

                              Location of Premises:
                              County of Santa Clara
                               State of California

                               ___________________

                     This Amendment No. 1 is an amendment to
                       that certain Lease Supplement No. 3
                    and Memorandum of Lease and Deed of Trust
              recorded on February 5, 1997 in the Official Records
           of Santa Clara County, California (the "Official Records")
                           as Instrument No. 13602289,
                 with respect to the land described on Exhibit A
                            to this Amendment No. 1,
                 which Lease Supplement No. 3 is a supplement to
                  that certain Lease (as hereinafter defined),
             as supplemented by that certain Lease Supplement No. 1
                    and Memorandum of Lease and Deed of Trust
            recorded on October 21, 1996 in the Official Records, as
                          Instrument No. 13489802, and
                       that certain Lease Supplement No. 2
                    and Memorandum of Lease and Deed of Trust
            recorded on October 23, 1996 in the Official Records, as
                            Instrument No. 13492444.

         THIS AMENDMENT NO. 1 TO LEASE SUPPLEMENT NO. 3 AND MEMORANDUM OF LEASE AND DEED OF TRUST, dated as of March 3, 1997 (this "Amendment"), amending that certain Lease Supplement No. 3 and Memorandum of Lease and Deed of Trust (the "Memorandum") dated as of February 5, 1997 and recorded on February 5, 1997 in the Official Records of Santa Clara County, California as Instrument No. 13602289, is among SYMANTEC CORPORATION, a Delaware corporation, having a principal office at 10101 Torre Avenue, Cupertino, California 95014, as the Lessee and as Mortgagor (the "Lessee"), SUMITOMO BANK LEASING AND FINANCE, INC., as the Lessor (the "Lessor"), having an address at 277 Park Avenue, New York, New York 10172, and FIRST AMERICAN TITLE INSURANCE COMPANY (the "Trustee").


                              W I T N E S S E T H:

         WHEREAS, the Lessee, the Lessor and the Trustee have heretofore entered into the Memorandum; and

         WHEREAS, the Lessee, the Lessor and the Trustee now desire to amend the Memorandum in certain respects to reflect the fact that the principal amount of the obligations secured by the Memorandum has increased from Fifty Three Million Dollars ($53,000,000) to Eighty One Million Five Hundred Thousand Dollars ($81,500,000), as hereinafter provided;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION I. Certain Terms. Capitalized terms used but not otherwise defined in this Amendment have the meanings specified in Appendix A to the Master Lease and Security Agreement dated as of October 18, 1996 (as amended by that certain Master Amendment Agreement dated as of the date hereof, and as further amended, restated, supplemented or otherwise modified from time to time, the "Lease"), between the Lessee and the Lessor; and the rules of interpretation specified in Appendix A to the Lease shall apply to this Amendment.

         SECTION 2. Amendment to Section 8 of Memorandum. Section 8 of the Memorandum is hereby amended by deleting the words "Fifty Three Million Dollars ($53,000,000)" appearing in the twentieth line of such Section, and replacing such words with the words "Eighty One Million Five Hundred Thousand Dollars ($81,500,000)".

         SECTION 3. Ratification of and References to Memorandum. This Amendment shall be deemed to be an amendment to the Memorandum, and the Memorandum, as amended hereby, is hereby ratified, approved and confirmed in every respect. All references to the Memorandum in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Memorandum as amended hereby.

         SECTION 4. Ratification of Lease. The terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Amendment, the terms of the Lease shall control.

         SECTION 7. Counterpart Execution. This Amendment may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

         SECTION 9. GOVERNING LAW. THIS AMENDMENT, THE LEASE AND THE MEMORANDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                          SYMANTEC CORPORATION, as the Lessee


                                          By:__________________________
                                              Name:
                                              Title:


                                          SUMITOMO BANK LEASING AND
                                          FINANCE, INC., as the Lessor


                                          By:_______________________
                                              Name:
                                              Title:

               Consent of Lessee to Assignment of Lease and Rent

               CONSENT AND ACKNOWLEDGMENT BY SYMANTEC CORPORATION
               --------------------------------------------------

        The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Assignment of Lease and Rent.

        The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Lenders and their respective successors and assigns.

        IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of October __, 1996, pursuant to proper authority duly granted.

                                                SYMANTEC CORPORATION

                                                By:
                                                   --------------------------
                                                   Name:
                                                   Title:

                                                                      EXHIBIT A
                                                TO ASSIGNMENT OF LEASE AND RENT

                            SUPPLEMENT NO. _____ TO
                          ASSIGNMENT OF LEASE AND RENT

        THIS SUPPLEMENT NO. _____ (this "Supplement"), dated as of _________, to the ASSIGNMENT OF LEASE AND RENT, dated as of October ___, 1996 (the "Assignment"), made by SUMITOMO BANK LEASING AND FINANCE, INC., (the "Lessor"), in favor of THE SUMITOMO BANK, LIMITED, SAN FRANCISCO BRANCH, as Agent (in such Capacity, the "Agent") for the Lenders. Capitalized terms used herein but not otherwise defined have the meanings specified in the Assignment.

        The parties hereto agree as follows:

        1. The Property. In accordance with the Assignment, the Lessor has executed this Supplement to subject the Master Lease, as supplemented by the Lease Supplement attached as Schedule 1 hereto, to the Assignment. The description of the Property is attached hereto as Schedule 2.

        2. Integrated Assignment. Following the execution and delivery of this Supplement, this Supplement, and all supplements previously delivered under the Assignment, shall constitute a part of the Assignment.

        3. Confirmation. Except as expressly supplemented hereby, the provisions of the Assignment are and shall remain in full force and effect. Further, the Lessor hereby reaffirms its obligations under the Assignment.

        IN WITNESS WHEREOF, the Lessor has caused this supplement to be duly executed as of the day and year first above written.

                                        SUMITOMO BANK LEASING AND FINANCE,
                                        INC., as Lessor


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                                                      Schedule 1

                               [Lease Supplement]

                                                                      Schedule 2


                           [Description of Property]

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________        )
                                    )
County of __________________        )


On _______________________ before me, _______________________________________,
             Date                     Name, Title of Officer, e.g., "Jane Doe,
                                        Notary Public

personally appeared _________________________________________________________,

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
                    Signature of Notary


CAPACITY CLAIMED BY SIGNER:                     SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                          ______________________________
                                                ______________________________
[ ]      CORPORATE OFFICER(S)                   ______________________________

         ------------------------------
                        TITLE

         ------------------------------
                        TITLE


[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________
                _______________________
                _______________________


--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE Title or Type of Document_____________________________ MUST BE ATTACHED Number of Pages _____ Date of Document________________
TO THE DOCUMENT       Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________        )
                                    )
County of __________________        )


On _______________________ before me, _______________________________________,
             Date                      Name, Title of Officer, e.g., "Jane Doe,
                                         Notary Public

personally appeared _________________________________________________________,

[ ]      personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.


         -----------------------------------
                    Signature of Notary


CAPACITY CLAIMED BY SIGNER:                    SIGNER IS REPRESENTING:
                                               NAME OF PERSON(S) OR ENTITY(IES)

[ ]      INDIVIDUAL(S)                         ______________________________
                                               ______________________________
[ ]      CORPORATE OFFICER(S)                  ______________________________

         ------------------------------
                      TITLE

         ------------------------------
                      TITLE


[ ]      PARTNER(S)

[ ]      ATTORNEY-IN-FACT

[ ]      TRUSTEE(S)

[ ]      SUBSCRIBING WITNESS

[ ]      GUARDIAN/CONSERVATOR

[ ]      OTHER  _______________________
                _______________________
                _______________________

--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE        Title or Type of Document_____________________________
MUST BE ATTACHED        Number of Pages _____ Date of Document________________
TO THE DOCUMENT         Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

                                                                    EXHIBIT A TO
                                       AMENDMENT NO. 1 TO LEASE SUPPLEMENT NO. 3
                                      AND MEMORANDUM OF LEASE AND DEED OF TRUST


                            LEGAL DESCRIPTION OF LAND


Real Property in the City of Cupertino, County of Santa Clara, State of California, described as follows:


PARCEL ONE:

Lot 5, as shown on that certain Map entitled Tract No. 7953 Cupertino City Center Phase III, which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on February 27, 1987, in Book 571 of Maps, pages 36 and 37.

PARCEL TWO:

Easements as described in the Section entitled "Easements and Rights Reserved for Owners" of the Article entitled "Easements and Rights of Entry" of the Declaration of Covenants, Conditions, and Restrictions and Grant of Easement for Cupertino City Center recorded October 9, 1985, in Book J482, page 1907, as amended by that certain First Amendment to Declaration of Covenants, Conditions, and Restrictions and Grant of Easements recorded September 2, 1987, in Book K281, page 2071, each in the Official Records of Santa Clara County, California.

PARCEL THREE:

Easements for parking, landscaping, support, settlement and encroachment as granted to Cupertino City Center Buildings, a California Limited Partnership, in the Grant of Easement (Cupertino City Center 5) recorded February 5, 1997 under Series No. 13602286.